                                  THE STRONG
                                  ----------
                               MUNICIPAL INCOME
                                    FUNDS

                      ===================================
                        ANNUAL REPORT o AUGUST 31, 1998
                      ===================================

                   THE STRONG HIGH-YIELD MUNICIPAL BOND FUND

                         THE STRONG MUNICIPAL BOND FUND

                THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

                   THE STRONG SHORT-TERM MUNICIPAL BOND FUND

                       [PHOTO OF STRONG FUNDS BUILDING]

                                  [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

-------------------------------------------------------------------------------
                                        [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-------------------------------------------------------------------------------
                                                             [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-------------------------------------------------------------------------------
                                [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-------------------------------------------------------------------------------
                                           [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

-------------------------------------------------------------------------------
                                              [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

-------------------------------------------------------------------------------
             [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-------------------------------------------------------------------------------
                                                       [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

-------------------------------------------------------------------------------
                                                  [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                                  THE STRONG
                                  ----------
                               MUNICIPAL INCOME
                                    FUNDS

                      ===================================
                        ANNUAL REPORT o AUGUST 31, 1998
                      ===================================

                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong High-Yield Municipal Bond ................................... 2
     The Strong Municipal Bond Fund.......................................... 4
     The Strong Short-Term High Yield Municipal Fund......................... 6
     The Strong Short-Term Municipal Bond Fund............................... 8

FINANCIAL INFORMATION
     Schedules of Investments in Securities
         The Strong High-Yield Municipal Bond Fund...........................10
         The Strong Municipal Bond Fund......................................14
         The Strong Short-Term High Yield Municipal Fund.....................17
         The Strong Short-Term Municipal Bond Fund...........................20
     Statements of Assets and Liabilities....................................24
     Statements of Operations................................................25
     Statements of Changes in Net Assets.....................................26
     Notes to Financial Statements...........................................27

FINANCIAL HIGHLIGHTS.........................................................30

REPORT OF INDEPENDENT ACCOUNTANTS............................................32

=========================================
THE STRONG HIGH-YIELD MUNICIPAL BOND FUND
=========================================

LOWER-RATED SECURITIES CONTINUED TO BE AMONG THE BEST PERFORMERS DURING THE PAST SIX MONTHS...

The Strong High-Yield Municipal Bond Fund seeks total return by investing in medium and lower quality securities to produce a high level of federally tax-exempt income.

The Strong High-Yield Municipal Bond Fund returned 10.50% for the year ending 8/31/98. This performance compares quite favorably with both our benchmark, the High-Yield Municipal Bond Index, which returned 10.09%; and our peer group of funds as measured by the Lipper High Yield Municipal Debt Funds Index, which returned 8.87%.*

=======================================
         PORTFOLIO STATISTICS
=======================================
            As of 8-31-98

30-DAY ANNUALIZED YIELD(1)   5.54%

       AVERAGE MATURITY(2)   12.3 YEARS

 AVERAGE QUALITY RATING(3)   BB
=======================================

BOND MARKETS CLOSE FISCAL YEAR ON VOLATILE NOTE
The past six months have been marked by volatility in the bond markets. Earlier this year, interest rates rose on the belief that the U.S. economy was strengthening. On February 28, 1998, the 30-year U.S Treasury bond stood at a yield of 5.92%. By August 31, 1998, the yield had dropped to 5.27%.

Foreign markets dominated market action, and Treasury bond prices soared as the flow of funds from Asia, Russia, and other crumbling foreign markets sought the safety of the U.S. The U.S. economy, because of its stability, had little impact on the bond market. However, signs are emerging that the Asian crisis is affecting the U.S. economy.

================================================================================
                           EQUIVALENT TAXABLE YIELDS
================================================================================
                                 As of 8-31-98

                                                   Your tax-exempt effective
                                      Marginal     yield of 5.54% is equivalent
Joint Return       Single Return      Tax Rate     to a taxable yield of:
-------------------------------------------------------------------------------
$42,351-102,300    $25,351-61,400       28.0%              7.69%
 ...............................................................................
$102,301-155,950   $61,401-128,100      31.0%              8.03%
 ...............................................................................
$155,951-278,450   $128,101-278,450     36.0%              8.66%
 ...............................................................................
Over $278,450      Over $278,450        39.6%              9.17%
 ...............................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
================================================================================

The trade deficit is widening, possibly signaling a slowdown in the U.S. economy. Over the past six months, commodity prices have fallen substantially, and price inflation continues to be moderate. These combined factors resulted in an unchanged Federal Funds rate over the last six months.

TAX-EXEMPT VS. TREASURY MARKETS: HOW THEY PERFORMED
The impact of the emerging markets crisis on the U.S. bond markets was most evident in the divergent paths taken by the tax-exempt and Treasury markets. Safe-haven buying drove the yield on the long Treasury bond to the lowest levels seen since the U.S. started selling 30-year bonds in 1977. In addition, Treasury yields were further propelled by a decline in issuance, resulting in fewer bonds to meet strong demand.

The municipal market was affected by other factors. Increased supply continued to cause municipals to underperform Treasury securities. Both refunding activity and new issuance in the municipal markets remained robust, as low rates and the booming economy helped issuers sell bonds. With their state and local coffers bulging, a sign of the good economic times, municipalities rushed to issue new debt at the current low rates.

A CONSISTENT INVESTMENT STRATEGY
An important part of our strategy involves evaluating credits on an individual basis as well as a sector basis. We can spend months researching and evaluating a credit before actually purchasing it. Thus, we are less likely to trade securities we purchase for a short-term gain.

In an attempt to lock in higher yields, new money inflows into the Fund over the past six months were invested in non-rated or below-investment grade rated securities. This strategy resulted in a decline of the average quality rating to BB from BBB. On a yield basis, the lower-rated securities had not moved much at the close of the fiscal year, and remained attractive both from a credit perspective and yield perspective. Lower-rated securities continued to be among the best performers during the past six months, as credit spread narrowed and demand for higher yielding securities drove prices higher.

We continue to favor investment themes as a basis for sector selection. Our largest sector holding, at 18%, continues to be retirement housing, playing off our aging of America theme. We have favored this sector for several years and it has proved to be an attractive investment vehicle. Our second largest holding is tax-exempt corporate-backed credits, which allow the Fund to diversify out of traditional municipal risk. Our current holdings in this sector tend to favor the domestic airline industry which is having a financially strong year. Our third largest investment theme is transportation (typically highways and toll roads in major metropolitan areas) at 9.7%.

POSITIVE OUTLOOK FOR YEAR AHEAD
We continue to believe that the bond market environment is a positive one. Moderate growth should give way to a slowing economy. This, combined with the current foreign economic turmoil, should cause long-term interest rates to trade around current levels.

Municipal securities are extremely attractive on a historical basis vs. taxable alternatives, and deserve a second look. Supply volume is expected to slow into the new year, and we believe municipals should outperform taxable securities as they return to a more normal trading spread vs. taxable securities.

We will continue to focus our efforts on higher-yielding securities in an attempt to lock in yields. Since the Fund's main focus is tax-free income, these types of securities should be good performers in the flat-to-falling interest rate environment we foresee.

Sincerely,

/s/ Mary-Kay H. Bourbulas
Mary-Kay H. Bourbulas
Portfolio Manager


[PHOTO OF MARY-KAY H. BOURBULAS]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 10-1-93 to 8-31-98
[GRAPH]

                    THE STRONG           High-Yield      Lipper High Yield
               HIGH-YIELD MUNICIPAL    Municipal Bond      Municipal Debt
                     BOND FUND             Index*           Funds Index*
    9-93              10,000               10,000              10,000
    12-93             10,266               10,164              10,141
    12-94             10,165                9,609               9,637
    12-95             11,651               11,362              11,245
    12-96             12,248               11,867              11,674
    12-97             13,949               13,165              12,816
    8-98              14,602               13,859              13,385

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the High-Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
===============================================================================

                                             ==================================
                                                         AVERAGE ANNUAL
                                                         TOTAL RETURNS
                                             ==================================
                                                         As of 8-31-98

                                                      1-YEAR             10.50%

                                                      3-YEAR              9.43%

                                             SINCE INCEPTION              8.00%
                                                (on 10-1-93)
                                             ==================================

* The High-Yield Municipal Bond Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index from January 1, 1996 to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index, which was instituted on January 1, 1996, is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper index data is Lipper Analytical Services, Inc.

(1) Yield is annualized for the 30 days ended 8-31-98, is historical, and will vary.

(2) The Fund's average maturity includes the effect of futures and when-issued securities.

(3) For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

==============================
THE STRONG MUNICIPAL BOND FUND
==============================

MAINTAINING A HEALTHY YIELD IN A TIME OF DECLINING INTEREST RATES--WITHOUT COMPROMISING THE INTEGRITY OF THE FUND'S SHARE PRICE--HAS BEEN OUR FOCUS.

The Strong Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share- price fluctuation.

For the year ended August 31, 1998, the Fund posted a return of 10.14%, well ahead of the 8.65% return of the Lehman Brothers Municipal Bond Index and the 8.60% return of the Lipper General Municipal Debt Funds Index.*

=========================================
          PORTFOLIO STATISTICS
=========================================
             As of 8-31-98

30-DAY ANNUALIZED YIELD(1)     4.82%

       AVERAGE MATURITY(2)     11.6 YEARS

 AVERAGE QUALITY RATING(3)     A
=========================================

DECLINING INTEREST RATES
Over the course of the past year, longer-term bond rates generally declined. From the beginning of the fiscal year in September through early January, they dropped at a fairly steady pace, with yields on 30-year Treasuries falling from a high of approximately 6.7% to 5.7%. Rates then entered a period of consolidation, with 30-year Treasury yields fluctuating mostly within a band between 5.8% and 6.0%. In May, rates again began to decline at a steady pace. That pace accelerated in August, when stocks' volatility drove investors to bonds as a refuge.

To position the Fund appropriately for this environment, we have slightly increased the Fund's sensitivity to interest-rate changes (as measured by duration). The Fund's duration now stands at 6.5, up from 6.3 last September.

================================================================================
                           EQUIVALENT TAXABLE YIELDS
================================================================================
                                 As of 8-31-98

                                                   Your tax-exempt effective
                                      Marginal     yield of 5.54% is equivalent
Joint Return       Single Return      Tax Rate     to a taxable yield of:
-------------------------------------------------------------------------------
$42,351-102,300    $25,351-61,400       28.0%              6.69%
 ...............................................................................
$102,301-155,950   $61,401-128,100      31.0%              6.99%
 ...............................................................................
$155,951-278,450   $128,101-278,450     36.0%              7.53%
 ...............................................................................
Over $278,450      Over $278,450        39.6%              7.98%
 ...............................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
================================================================================

YIELD, WITH A FOCUS ON QUALITY
Maintaining a healthy yield in a time of declining interest rates--without compromising the integrity of the Fund's share price--has been our focus. We employ several means to deliver strong yield without undue risk. For example, we continue to work with smaller, regional brokerages as well as large Wall Street firms. These specialized brokers often offer better yields.

To capitalize on falling interest rates, we have been investing in "when-issued" securities, which represent purchases of bonds that will be issued at a future date. The transaction is booked and a price attached to the bond, but the Fund does not actually pay for the bond until it is issued. Our small position in when-issued securities allows us to benefit from potential price appreciation on these bonds as interest rates decline, yet is liquid enough to trade out of should there be an unexpected reversal in rates' direction.

We also continue to invest in bonds whose income is subject to the Alternative Minimum Tax (AMT). AMT paper makes up an ever-increasing proportion of the municipal market, including some of the most attractive issues. Even after considering the effects of the AMT, we believe that overall these bonds' benefits can outweigh their costs.

Nearly half of the Fund's assets are invested in bonds that are rated AAA, AA, or A. Quality remains a priority in the portfolio. However, to give the Fund greater flexibility, the Fund's prospectus was changed effective January 1, 1998 to increase the percentage of assets that may be allocated to non-investment-grade issues to 15% from 5%. We use the Fund's non-investment-grade allowance selectively, and don't anticipate adding to our position for the foreseeable future. As of August 31, 1998 the Fund had a 9.4% position in non-investment-grade issues.

ISSUE SELECTION IS OUR FOCUS
Issue selection driven by bond-by-bond research remains at the center of our management strategy. In our opinion, this focus on issue selection is responsible for the Fund's wide margin of outperformance over its benchmark and peer group over the past year.

Municipal bonds aren't traded on any central exchange, which gives my team and me many opportunities to add value--but doesn't give us the benefit of a central market to help set prices. We meet this challenge with a team approach to municipal investing, which allows us to combine issue-by-issue research, vigorous negotiation of prices, and big-picture perspective.

LONGER-TERM MUNIS ARE ATTRACTIVE NOW
Recent economic and market conditions have municipal investments, especially longer-term bonds, remarkably attractive relative to taxable bonds. The spread, or difference, between yields on 30-year AAA municipal bonds and those on 30-year Treasury bonds is now very small--meaning that long-term muni investors are giving up much less in yield than they are likely to gain in tax advantages.

Typically, a 30-year AAA municipal bond might have a yield that's about 82% of the yield paid by a similar-maturity Treasury. As of August 31, however, the 30-year AAA municipal bond's yield was running at more than 92% of the Treasury yield. Of course, we believe in the merits of carefully selected municipal investments even when the difference in yield is greater. When it's this small, however, the benefits of selective municipal investing are clear for all to see.

LOOKING AHEAD
Over the course of the past year, it's become more likely that the Federal Reserve may ease interest rates to help overcome the economic slowing that has resulted from continued woes in Asia and new troubles in Russia and Latin America. It's our belief that these problems are not yet fully reflected in the American economy and markets. More economic slowing and further declines in interest rates may very well be on the way.

We believe the Fund is positioned appropriately for this challenging environment, and don't intend to significantly change our investment approach unless conditions take an unforeseen turn.

Thank you for your investment in the Strong Municipal Bond Fund. We look forward to helping you pursue your important investment goals in the years to come.

Sincerely,

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager


[PHOTO OF STEVEN D. HARROP]


================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                           From 10-23-86 to 8-31-98
[GRAPH]

                       THE STRONG      Lehman Brothers    Lipper General
                     MUNICIPAL BOND     Municipal Bond    Municipal Debt
                          FUND              Index*         Funds Index*
       9-86              10,000             10,000            10,000
       12-86             10,129             10,216            10,253
       12-88             10,705             11,423            11,370
       12-90             11,995             13,578            13,253
       12-92             15,257             16,568            16,170
       12-94             16,275             17,640            17,083
       12-96             18,570             21,641            20,757
       8-98              21,848             24,703            23,671

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.
================================================================================

                                              ==================================
                                                         AVERAGE ANNUAL
                                                         TOTAL RETURNS
                                              ==================================
                                                          As of 8-31-98

                                                       1-YEAR             10.14%

                                                       5-YEAR              5.62%

                                                      10-YEAR              7.64%

                                              SINCE INCEPTION              6.81%
                                                (on 10-23-86)
                                              ==================================

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Yield is annualized for the 30 days ended 8-31-98, is historical, and will vary.

2 The Fund's average maturity includes the effect of futures and when-issued securities.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

===============================================
THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
===============================================

LOWER-RATED SECURITIES ARE ATTRACTIVE BOTH FROM A CREDIT PERSPECTIVE AND YIELD PERSPECTIVE.

The Strong Short-Term High Yield Municipal Fund seeks total return by investing in medium- and lower-quality securities to produce a high level of federally tax-exempt income with a moderate degree of share-price fluctuation. In the nine-month period since its inception on November 30, 1997 through August 31, 1998, the Strong Short-Term High Yield Municipal Fund returned 5.48%.(1) This performance compares quite favorably with our benchmark, the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index, which returned 4.13% for the period.*

========================================
          PORTFOLIO STATISTICS
========================================
             As of 8-31-98

30-DAY ANNUALIZED YIELD(2)     4.92%

       AVERAGE MATURITY(3)     2.3 YEARS

 AVERAGE QUALITY RATING(4)     BBB
========================================

THE FUND'S SHORT MATURITY SHELTERED IT FROM MARKET VOLATILITY
Over the past six months, the bond market has been dominated by foreign-market action. Treasury bond prices soared as the flow of funds from Asia, Russia, and other crumbling foreign markets sought the safety of the U.S. The U.S. economy, because of its stability, had little impact on the bond market. However, the trade deficit did widen, which may be an early indicator of a slowdown in the U.S. economy. Over the past six months, commodity prices have fallen, and price inflation continued to be moderate. As a result, the Federal Funds rate has been unchanged over the last six months.

================================================================================
                           EQUIVALENT TAXABLE YIELDS
================================================================================
                                 As of 8-31-98

                                                   Your tax-exempt effective
                                      Marginal     yield of 5.54% is equivalent
Joint Return       Single Return      Tax Rate     to a taxable yield of:
-------------------------------------------------------------------------------
$42,351-102,300    $25,351-61,400       28.0%              6.83%
 ...............................................................................
$102,301-155,950   $61,401-128,100      31.0%              7.13%
 ...............................................................................
$155,951-278,450   $128,101-278,450     36.0%              7.69%
 ...............................................................................
Over $278,450      Over $278,450        39.6%              8.15%
 ...............................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
================================================================================

The portfolio's outperformance versus its index was due primarily to its average maturity of 2.3 years and the high average coupon profile of 6.05%. The Fund's return since inception is heavily weighted in the income component, and to a lesser extent, share price appreciation. The Fund's strategy is to maximize current income. As such, approximately 66% of the securities held are non-rated. Non-rated securities offer higher yields than comparable securities with a higher rating by one of the major rating agencies.

The impact of the emerging markets crisis on the U.S. bond markets was very evident in the divergent paths of the tax-exempt and Treasury markets. Safe-haven buying drove treasury yields lower, with municipals following at a much slower pace. As a result, municipal yields increased as a percent of Treasury security yields, making municipal securities more attractive when compared to taxable alternatives. Lower municipal rates have prompted issuers to refinance existing debt, and borrow new funds to finance new projects. This increased supply also contributed to municipals underperformance versus Treasury securities. Going forward, borrowing needs should slow into the new year. Historically, municipals look attractive versus taxable alternatives for finite periods. We would expect the municipal/treasury ratio to move back into a more normal range as investors realize their attractiveness.

A STRATEGY BASED ON CAREFUL RESEARCH
An important part of our strategy involves evaluating credits on an individual basis as well as a sector basis. We can spend months researching and evaluating a credit before actually purchasing it. Thus, we are less likely to trade securities we purchase for a short-term gain.

New money inflows into the Fund were strong over the past six months. Since part of our investment process involves a significant amount of credit research, often including on-site visits, new money inflows are not typically committed quickly. The new money influx raised the overall credit quality of the fund from BB to BBB. We anticipate the overall rating falling back to BB as we close on new purchases in the next fiscal year.

In terms of sector plays, we continue to favor retirement housing as a play on the aging of America theme. Retirement housing accounts for 23% of the Fund and is our largest sector play. As America's Baby Boomers age, their needs in terms of housing will be different than in the past. Retirement housing, housing geared toward those 55 and older, is an increasing trend in this country. We tend to favor projects that target affluent seniors in high-net-worth areas around the country. These facilities offer security and peace of mind, typically encompassing the needs of seniors who are independent as well as those who require assistance with daily tasks. Our second largest sector play is tax-exempt corporate-backed credits at 21%. These credits are backed by corporations. Typically, bond proceeds were used to finance pollution control devices. They allow us a way to diversify out of traditional municipal risk-on a tax-free basis.

Lower-rated municipal securities have not participated in a meaningful way in the downward movement of interest rates. Thus, non-rated or lower-rated securities are attractive both from a credit perspective and yield perspective.

WE'RE OPTIMISTIC ABOUT THE MARKET AHEAD
We continue to believe that the environment for the bond market is a positive one. Moderate growth should give way to a slowing economy. This combined with current foreign economic turmoil should cause long-term interest rates to trade around current levels. Given current worldwide conditions, it is possible that the Federal Reserve will cut short-term interest rates before the end of 1998. Although municipals are at their cheapest level in almost a decade, little suggests that municipals will outperform Treasuries anytime soon. As such, we will continue to focus on higher-yielding securities in sectors we believe will be able to weather through a potential economic downturn.

Sincerely,

/s/ Mary-Kay H. Bourbulas
Mary-Kay H. Bourbulas
Portfolio Manager


[PHOTO OF MARY-KAY H. BOURBULAS]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 11-30-97 to 8-31-98
[GRAPH]

               THE STRONG           Lehman Brothers 1-3      Lipper High-Yield
             SHORT-TERM HIGH     Year Non-Investment Grade     Municipal Debt
          YIELD MUNICIPAL FUND     Municipal Bond Index*        Funds Index*
11-97            10,000                   10,000                   10,000
12-97            10,083                   10,053                   10,160
2-98             10,225                   10,155                   10,283
4-98             10,320                   10,229                   10,277
6-98             10,458                   10,326                   10,463
8-98             10,548                   10,413                   10,611

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
================================================================================

                                                 ===============================
                                                        TOTAL RETURN(1)
                                                 ===============================
                                                         As of 8-31-98

                                                 SINCE INCEPTION           5.48%
                                                   (on 11-30-97)
                                                 ===============================

* The Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to three years. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

2 Yield is annualized for the 30 days ended 8-31-98, is historical, and will vary.

3 The Fund's average maturity includes the effect of when-issued securities.

4 For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

=========================================
THE STRONG SHORT-TERM MUNICIPAL BOND FUND
=========================================

WE MET THE CHALLENGES OF MANAGING THE FUND WITH A DELIBERATE TEAM APPROACH.

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term investment-grade municipal obligations. It maintains an average portfolio maturity of three years or less.

As of August 31, 1998, the Fund's annualized 30-day yield was 4.23%.(1) For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 6.61%. For the 12 months ended August 31, 1998, the Fund posted a total return of 6.33%, well ahead of the 5.76% return posted by the Lehman Brothers Municipal 3-Year Bond Index and the 4.81% return of the Lipper Short Municipal Debt Average.*

STOCK VOLATILITY HAS AN IMPACT
For most of the past year, short-term municipal rates stayed in a state of calm, gradual decline. They then hit a sharp downturn in August, as investors moved into bonds as a refuge from that month's extreme stock volatility. With growing demand for fixed-income investments, their prices moved up, driving yields down.

========================================
         PORTFOLIO STATISTICS
========================================
             As of 8-31-98

30-DAY ANNUALIZED YIELD(1)     4.23%

       AVERAGE MATURITY(2)     2.8 YEARS

 AVERAGE QUALITY RATING(3)     A
========================================

In keeping with this declining interest-rate environment, we have continued to position the Fund near its maximum three-year maturity. At the same time, we have maintained the Fund's credit-quality at an A average. Given the markets' general favor for higher-quality issues in these volatile times, we don't anticipate increasing our position in higher-yielding, lower-grade bonds, even though the Fund's prospectus was changed to increase to 15% from 5% the portion of Fund assets that may be allocated to non-investment-grade issues.

================================================================================
                           EQUIVALENT TAXABLE YIELDS
================================================================================
                                 As of 8-31-98

                                                   Your tax-exempt effective
                                      Marginal     yield of 5.54% is equivalent
Joint Return       Single Return      Tax Rate     to a taxable yield of:
-------------------------------------------------------------------------------
$42,351-102,300    $25,351-61,400       28.0%              5.88%
 ...............................................................................
$102,301-155,950   $61,401-128,100      31.0%              6.13%
 ...............................................................................
$155,951-278,450   $128,101-278,450     36.0%              6.61%
 ...............................................................................
Over $278,450      Over $278,450        39.6%              7.00%
 ...............................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
================================================================================

To put this change (which became effective January 1, 1998) in context, some of our peer short-term muni funds may invest as much as 35% of assets in non-investment-grade issues. As of August 31, 1998 we had 7.1% of assets in BB quality issues, well below our maximum allowance. More than 23% of assets are in AAA rated bonds, the highest level of credit quality available.

OTHER SOURCES OF YIELD
An enduring element of our efforts to identify attractive short-term municipal issues for the portfolio is working with smaller, regional brokerages as well as large, established Wall Street firms. Because these specialized brokers don't have the same high profile as some of their larger competitors, the issues they sponsor often offer higher yields in order to attract investor attention.

The Fund also continues to incorporate issues whose income may be subject to the Alternative Minimum Tax. With each passing year, AMT paper makes up an increasing percentage of the municipal market. To reject all of these issues out of hand would cut shareholders off from many of the market's more attractive securities--even after taking taxes into account.

FOCUS ON ISSUE-BY-ISSUE SELECTION IS RIGHT FOR THE TIMES
Throughout the past year, evaluating the merits of individual bonds has been essential to our management strategy, playing a far larger role than either interest-rate positioning or credit quality targets in shaping the portfolio. Municipal bonds aren't traded on any central exchange, which gives my team and me many opportunities to add value in our transactions. However, it also presents us with the challenge of sorting through the thousands of bonds available without the benefit of a central market to help set prices.

We meet this challenge with a team approach. Our traders spend their days sifting through the available issues, and negotiating prices that are appropriate and that make sense for investors in the fund. Our analysts are devoted to evaluating the merits of each individual bond that is a candidate for our portfolio. As manager, I have responsibility for devising and implementing the Fund's strategy. When I'm presented with a bond to consider, I look beyond its individual merits and valuation to determine whether it fits into the overall profile for the Fund that I want to maintain (or create). If a portfolio is a puzzle to be put together, it's my job to make sure I'm selecting the right pieces.

This deliberate team approach serves the Fund well in good times as well as bad. In a market that rewards issue selection more than maturity or credit-quality positioning, it's particularly useful.

LOOKING AHEAD
Over the course of the past year, the possibility that the Federal Reserve may ease interest rates has grown. Speculation on this subject became particularly acute at the end of the period when, in the face of stock market volatility, continued woes in Asia, and new troubles in Russia and Latin America, an economic slowdown appeared more likely.

Although the problems in emerging markets have already taken a toll on the U.S., it's our belief that these problems are not yet fully reflected in the American economy and markets. We believe that more economic slowing and further declines in interest rates may very well be on the way.

That said, unless interest rates become unusually volatile, we don't anticipate making any significant changes to our approach. Our strategy has continued to offer shareholders strong, sustainable tax-exempt yield (some of which may be subject to AMT), without incurring undue risk. We intend to continue to consider issues from regional brokerages as well as AMT paper. Our aim is to identify and purchase the municipal securities that can best serve our shareholders.

Thank you for giving us the opportunity to serve your investment needs. We look forward to helping you pursue your important investment goals in the years to come.

Sincerely,

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager


[PHOTO OF STEVEN D. HARROP]


================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                           From 12-31-91 to 8-31-98
[GRAPH]

                    THE STRONG          Lehman Brothers     Lipper Short
               SHORT-TERM MUNICIPAL    Municipal 3-Year    Municipal Debt
                    BOND FUND             Bond Index*         Average*
     12-91            10,000                10,000             10,000
     12-92            10,716                10,643             10,576
     12-93            11,441                11,305             11,117
     12-94            11,256                11,383             11,154
     12-95            11,861                12,396             11,952
     12-96            12,439                12,946             12,402
     12-97            13,301                13,655             12,976
     8-98             13,782                14,139             13,364

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
================================================================================

                                              ==================================
                                                         AVERAGE ANNUAL
                                                          TOTAL RETURNS
                                              ==================================
                                                          As of 8-31-98

                                                       1-YEAR              6.33%

                                                       3-YEAR              5.69%

                                                       5-YEAR              4.12%

                                              SINCE INCEPTION              4.93%
                                                (on 12-31-91)
                                              ==================================

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Yield is annualized for the 30 days ended 8-31-98, is historical, and will vary.

2 The Fund's average maturity includes the effect of when-issued securities

3 For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

SCHEDULES OF INVESTMENTS IN SECURITIES                          AUGUST 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                     STRONG HIGH-YIELD MUNICIPAL BOND FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 98.3%
ALABAMA 1.7%
West Jefferson, Alabama Amusement and Public
  Park Authority First Mortgage Revenue -
  Visionland, Alabama Project, 8.00%,
  Due 12/01/26                                     $10,305,000     $11,064,994

ALASKA 0.6%
Seward, Alaska Revenue - Alaska Sealife Center
  Project, 7.65%, Due 10/01/16 (c)                   3,500,000       3,775,625

ARIZONA 2.3%
Maricopa County, Arizona IDA Senior Living
  Facilities Revenue - Christian Care
  Mesa, Inc. Project, 7.875%, Due 4/01/27            1,745,000       1,908,594
Navajo County, Arizona IDA IDR - Stone Container
  Corporation Project:
  7.20%, Due 6/01/27                                 5,675,000       6,384,375
  7.40%, Due 4/01/26                                 6,000,000       6,757,500
                                                                   -----------
                                                                    15,050,469
ARKANSAS 1.2%
Northwest Arkansas Regional Airport Authority
  Airport Revenue, 7.625%, Due 2/01/27               7,000,000       8,041,250

CALIFORNIA 6.3%
ABAG Financial Authority for Nonprofit
  Corporations COP - Eskaton Gold River
  Lodge Project:
  6.375%, Due 11/15/15                               1,000,000         998,750
  6.375%, Due 11/15/28                               3,000,000       2,970,000
California Department of Water Resources -
  Central Valley Project, 4.75%, Due 12/01/25 (c)    5,000,000       4,793,750
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue:
  Zero %, Due 1/01/17                                5,000,000       1,918,750
  Zero %, Due 1/01/26                                7,000,000       1,662,500
  Zero %, Due 1/01/28                               24,000,000       5,130,000
  Zero %, Due 1/01/29                                8,335,000       1,687,838
Los Angeles County, California Metropolitan
  Transportation Authority Proposition A Sales
  Tax Revenue, 5.00%, Due 7/01/19 (b)                5,465,000       5,355,700
Millbrae, California Residential Facilities
  Revenue - Magnolia of Millbrae Project,
  7.375%, Due 9/01/27                                5,000,000       5,225,000
San Francisco, California Redevelopment Agency
  Residential Facilities Revenue - Coventry Park
  Project, 8.50%, Due 12/01/26                       5,000,000       5,662,500
San Joaquin Hills, California Transportation
  Corridor Agency Toll Road Revenue Refunding,
  Zero %, Due 1/15/21 (Rate Reset Effective
  1/15/07) (c)                                      10,000,000       6,600,000
                                                                   -----------
                                                                    42,004,788
COLORADO 3.1%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Appreciation:
  Zero %, Due 9/01/18                                5,000,000       1,868,750
  Zero %, Due 9/01/19                                3,000,000       1,068,750
  Zero %, Due 9/01/22                                2,000,000         610,000
  Zero %, Due 9/01/24                                3,000,000         828,750
Arapahoe County, Colorado E-470 Public Highway
  Authority Senior Revenue, 4.75%, Due 9/01/23       2,000,000       1,935,000
Bachelor Gulch, Colorado Metropolitan District GO,
  7.00%, Due 12/01/15                                1,100,000       1,160,500
Black Hawk, Colorado Device Tax Revenue,
  5.625%, Due 12/01/21                               1,500,000       1,485,000
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project, 5.75%, Due 9/15/22            5,000,000       5,112,500
Denver, Colorado City and County SFMR - Home
  Metro Mayors Project,  Zero %, Due 10/01/30 (c)    3,530,000         582,450
Denver, Colorado Urban Renewal Authority Tax
  Increment Revenue - Pavilions Project, 7.75%,
  Due 9/01/16                                        1,760,000       1,958,000
Eaglebend, Colorado Affordable Housing
  Corporation MFHR Refunding - Housing
  Project, 6.45%, Due 7/01/21                        1,000,000       1,068,750
Englewood, Colorado MFHR Refunding - Marks
  Apartments Project, 6.65%, Due 12/01/26            3,000,000       3,273,750
                                                                   -----------
                                                                    20,952,200
CONNECTICUT 1.4%
Connecticut Health and Educational Facilities
  Authority Revenue - New Opportunities For
  Waterbury, Inc., 6.75%, Due 7/01/28                3,570,000       3,610,162
Mashantucket Western Pequot Tribe Subordinated
  Special Revenue:
  5.75%, Due 9/01/18                                 3,500,000       3,661,875
  6.40%, Due 9/01/11                                 1,710,000       1,904,513
                                                                   -----------
                                                                     9,176,550
FLORIDA 6.1%
Arbor Greene, Florida Community Development
  District Special Assessment Revenue, 7.00%,
  Due 5/01/03                                        1,435,000       1,487,019
Cory Lakes, Florida Community Development
  District Special Assessment Revenue,
  8.375%, Due 5/01/17                                3,495,000       3,840,131
Florida Housing Finance Agency MFHR
  Refunding - Lake Side Villas and Golf
  Villas at  Sabal Palm Project:
  6.75%, Due 12/01/10                                1,000,000       1,005,000
  7.00%, Due 12/01/16                                2,600,000       2,613,000
  7.25%, Due 12/01/25                                4,400,000       4,422,000
Grand Haven, Florida Community Development
  District Special Assessment Revenue:
  6.30%, Due 5/01/02                                 2,900,000       2,983,375
  6.90%, Due 5/01/19                                 1,000,000       1,060,000
Hillsborough County, Florida Arbor Greene
  Community Development District Special
  Assessment Revenue, 5.75%, Due 5/01/06             1,000,000       1,007,500
Largo, Florida Sun Coast Health System Revenue -
  Sun Coast Hospital Issue, 6.30%, Due 3/01/20       8,045,000       8,246,125
Miami, Dade County, Florida Subordinated Special
  Obligation Bonds, Zero %, Due 10/01/28             8,000,000       1,610,000
Orange County, Florida Health Facilities Authority
  First Mortgage Revenue - RHA/Princeton
  Hospital, Inc. Project, 9.00%, Due 7/01/21
  (Defaulted Effective 1/01/98)                      4,775,000       1,671,250
Palm Beach County, Florida Solid Waste IDR -
  Okeelanta Power LP Project:
  6.375%, Due 2/15/07 (Purchased in Default on
  1/28/98)                                           1,300,000       1,014,000
  6.70%, Due 2/15/15 (Purchased in Default on
  2/04/98)                                             500,000         390,000
Palm Beach County, Florida Solid Waste IDR -
  Osceola Power LP Project, 6.85%, Due 1/01/14
  (Purchased in Default 1/13/98 - 2/04/98)             450,000         351,000
Pensacola, Florida Airport Revenue:
  6.00%, Due 10/01/12                                1,500,000       1,640,625
  6.125%, Due 10/01/18                               1,250,000       1,378,125
Pinellas County, Florida Educational Facilities
  Authority Revenue - College Harbor Project,
  8.50%, Due 12/01/28                                5,185,000       5,573,875

-------------------------------------------------------------------------------
===============================================================================
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Polk County, Florida HFA Subordinated Revenue -
  Lake Wales Gardens Project, Zero %,
  Due 4/01/20                                      $ 4,839,240     $   731,935
                                                                   -----------
                                                                    41,024,960
GEORGIA 4.6%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village Estates
  Project, 6.625%, Due 5/01/28                         605,000         625,419
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Franciscan Club
  Apartments Project, 7.75%, Due 4/01/22
  (Defaulted Effective 10/01/96)                     4,840,000       3,388,000
Dekalb County, Georgia Residential Care Facilities
  for the Elderly Authority First Lien Revenue -
  King's Bridge Retirement Center, Inc. Project:
  8.00%, Due 7/01/06                                   650,000         708,500
  8.15%, Due 7/01/16                                 2,380,000       2,615,025
  8.25%, Due 7/01/26                                 5,250,000       5,761,875
Fulton County, Georgia Development Authority
  Special Facilities Revenue - Delta Airlines, Inc.
  Project:
  5.45%, Due 5/01/23                                 1,000,000       1,006,250
  5.50%, Due 5/01/33                                 2,500,000       2,512,500
Fulton County, Georgia Housing Authority
  MFHR - Washington Court Project:
  6.40%, Due 2/01/19                                   775,000         783,719
  6.50%, Due 2/01/28                                 1,750,000       1,769,687
Georgia HFA SFMR, Zero %, Due 12/01/28              18,915,000       3,404,700
Savannah, Georgia EDA IDR - Stone Container
  Corporation Project, 7.40%, Due 4/01/26            3,500,000       3,915,625
Savannah, Georgia Hospital Authority Revenue
  Refunding and Improvement - Candler Hospital,
  7.00%, Due 1/01/23                                 2,000,000       2,137,500
Washington, Georgia Wilkes Payroll Development
  Authority Subordinated Revenue - Southern
  Care Corporation Facility Project, Zero %,
  Due 12/01/21                                       8,125,000       2,346,094
                                                                   -----------
                                                                    30,974,894
HAWAII 1.2%
Hawaii Department of Transportation Special
  Facility Revenue - Continental Airlines, Inc.
  Project, 5.625%, Due 11/15/27                      8,205,000       8,184,488

ILLINOIS 6.0%
Illinois DFA EDR - The Latin School of Chicago
  Project, 5.65%, Due 8/01/28                        1,725,000       1,744,406
Illinois HDA MFHR, 5.00%, Due 7/01/25                3,750,000       3,276,562
Illinois Health Facilities Authority Revenue -
  Delnor Community Residential Project, 6.15%,
  Due 11/15/27                                       1,000,000       1,010,000
Illinois Health Facilities Authority Revenue -
  Victory Health Services:
  5.375%, Due 8/15/16                                2,105,000       2,126,050
  5.75%, Due 8/15/27                                 1,000,000       1,032,500
Illinois Metropolitan Pier and Exposition Authority
  Refunding -  McCormick Place Expansion
  Project, 7.00%, Due 7/01/26                        6,000,000       7,597,500
Riverdale, Illinois Environmental Improvement
  Revenue - Acme Metals, Inc. Project:
  7.90%, Due 4/01/24 (Defaulted Effective 9/29/98)   2,500,000       2,696,875
  7.95%, Due 4/01/25 (Defaulted Effective 9/29/98)   5,000,000       5,406,250
Robbins, Illinois Resource Recovery Revenue:
  8.375%, Due 10/15/10                               4,000,000       3,960,000
  8.375%, Due 10/15/16                              11,250,000      11,137,500
                                                                   -----------
                                                                    39,987,643
INDIANA 3.1%
Indiana HFA SFMR, 5.90%, Due 1/01/27                 2,000,000       2,080,000
Indiana IDFA PCR Refunding - Inland Steel
  Company Project, 7.25%, Due 11/01/11               5,540,000       6,163,250
Indianapolis, Indiana Economic Development MFHR -
  Post Pointe Apartments Project:
  8.30%, Due 3/01/06                                   480,000         503,400
  8.40%, Due 3/01/11                                   710,000         754,375
  8.75%, Due 3/01/27                                 6,540,000       6,965,100
St. Joseph County, Indiana Hospital Authority
  Health System Revenue - Memorial Health
  System, 4.625%, Due 8/15/28                        5,000,000       4,581,250
                                                                   -----------
                                                                    21,047,375
IOWA 3.5%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project:
  5.875%, Due 7/01/28                                7,635,000       7,510,931
  9.00%, Due 7/01/25                                 6,000,000       7,807,500
Iowa Finance Authority First Mortgage Elder Care
  Facility Revenue - Amity Fellowserve-Iowa, Inc.
  Project, 8.75%, Due 10/01/25                       7,785,000       8,329,950
                                                                   -----------
                                                                    23,648,381
KENTUCKY 1.6%
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling, Inc. Project:
  6.00%, Due 5/01/23                                 4,100,000       4,115,375
  7.65%, Due 5/01/16                                 5,740,000       6,443,150
                                                                   -----------
                                                                    10,558,525
LOUISIANA 1.5%
Iberia Parish, Louisiana Hospital Service District
  Number 1 Revenue, 8.00%, Due 5/26/16               2,100,000       2,215,500
Louisiana Public Facilities Authority Junior Lein
  Revenue - Progressive Healthcare Providers, Inc.
  Developmental Centers Project, 7.50%, Due 1/01/13  2,160,000       2,141,100
Louisiana Public Facilities Authority Senior Lien
  Revenue - Progressive Healthcare Providers, Inc.
  Developmental Centers Project, 8.00%, Due 1/01/13  5,375,000       5,556,406
                                                                   -----------
                                                                     9,913,006
MASSACHUSETTS 1.9%
Massachusetts Health and Educational Facilities
  Authority Revenue - Saints Memorial Medical
  Center, 5.75%, Due 10/01/06                        1,885,000       1,896,781
Massachusetts Industrial Finance Agency Assisted
  Living Facility Revenue - TNG Marina Bay LLC
  Project, 7.50%, Due 12/01/27                       4,220,000       4,399,350
Massachusetts Industrial Finance Agency Health
  Care Facility Revenue - Metro Health Foundation
  of Massachusetts, Inc. Project, 6.75%,
  Due 12/01/27                                       3,000,000       3,146,250
Massachusetts Industrial Finance Agency  Revenue -
  Institute for Developmental Disabilities Project,
  9.25%, Due 6/01/09                                 2,980,000       3,070,681
                                                                   -----------
                                                                    12,513,062
MICHIGAN 1.4%
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central
  Wayne Energy Recovery LP Project:
  6.90%, Due 7/01/19                                 2,200,000       2,241,250
  7.00%, Due 7/01/27                                 6,800,000       6,927,500
                                                                   -----------
                                                                     9,168,750

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)              AUGUST 31, 1998
-------------------------------------------------------------------------------
===============================================================================
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
MINNESOTA 1.2%
Northern Municipal Power Agency Electric
  System Revenue, 5.40%, Due 1/01/16 (b)           $ 3,035,000     $ 3,145,019
Roseville, Minnesota Housing Facilities Revenue
  Refunding - College Properties, Inc. Project,
  5.875%, Due 10/01/28                               3,000,000       3,003,750
Southern Minnesota Municipal Power Agency
  Power Supply Systems Revenue, 4.75%,
  Due 1/01/16                                        2,000,000       1,965,000
                                                                   -----------
                                                                     8,113,769
MISSISSIPPI 0.4%
Mississippi Development Bank Special Obligation
  Refunding - Diamond Lakes Utilities and
  Improvements District Project, 6.25%,
  Due 12/01/17                                       2,500,000       2,562,500

MISSOURI 1.7%
Bridgeton, Missouri IDA Senior Housing Revenue -
  The Sarah Community Project, 5.90%,
  Due 5/01/28                                        3,750,000       3,754,688
Saline County, Missouri IDA Hospital Revenue -
  John Fitzgibbon Memorial Hospital, Inc. Project,
  7.375%, Due 5/01/11                                3,550,000       3,723,062
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Redevelopment
  Corporation Project, 6.90%, Due 10/01/16           3,440,000       3,577,600
                                                                   -----------
                                                                    11,055,350
MONTANA 0.2%
Crow Finance Authority Tribal Purpose Revenue,
  5.70%, Due 10/01/27                                1,000,000       1,048,750

NEBRASKA 0.2%
Nebraska IFA SFHR, 5.85%, Due 9/01/28                1,000,000       1,043,750

NEVADA 0.7%
Clark County, Nevada IDR - Nevada Power
  Company Project, 5.60%, Due 10/01/30               4,500,000       4,528,125

NEW JERSEY 5.5%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Port Marine
  Terminal A Project, 8.00%, Due 6/01/27             4,890,000       5,556,262
New Jersey EDA - Leisure Park Project, 5.875%,
  Due 12/01/27                                       2,800,000       2,849,000
New Jersey EDA EDR - Kapkowski Road Landfill
  Reclamation Improvement District Project:
  Zero %, Due 4/01/04                                  160,000         114,400
  Zero %, Due 4/01/05                                  310,000         208,088
  Zero %, Due 4/01/06                                1,020,000         641,325
  Zero %, Due 4/01/07                                1,025,000         603,469
  Zero %, Due 4/01/09                                1,020,000         526,575
  6.375%, Due 4/01/31                               15,000,000      15,018,750
  6.50%, Due 4/01/31                                10,000,000       9,962,500
New Jersey EFA Revenue - Fairleigh Dickinson
  University Project, 5.70%, Due 7/01/28 (b)         1,000,000         997,500
                                                                   -----------
                                                                    36,477,869
NEW YORK 4.2%
New York Energy Research and Development
  Authority PCR - Rochester Gas and Electric
  Corporation Project, 5.95%, Due 9/01/33 (b)        2,000,000       2,172,500
New York, New York GO:
  5.00%, Due 8/01/22                                 5,000,000       4,881,250
  5.00%, Due 8/01/23                                 7,000,000       6,816,250
  5.00%, Due 8/15/28                                 2,500,000       2,425,000
New York, New York Industrial Development
  Agency IDR Refunding - LaGuardia Association
  LP Project, 6.00%, Due 11/01/28 (b)                6,000,000       6,022,500
Rockland County, New York IDA Civic Facility
  Revenue - Dominican College Project, 6.25%,
  Due 5/01/28                                        2,775,000       2,788,875
United Nations Development Corporation
  Refunding, 5.60%, Due 7/01/26                      2,700,000       2,709,936
                                                                   -----------
                                                                    27,816,311
NORTH CAROLINA 4.8%
Fletcher, North Carolina First Mortgage Housing
  Revenue - Avery's View Retirement Facilities, Inc.
  Project, 7.00%, Due 3/01/28                       19,365,000      19,582,856
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project, 8.50%,
  Due 7/01/27                                        8,145,000       8,562,431
North Carolina Eastern Municipal Power Agency
  Power System Revenue Refunding, 5.00%,
  Due 1/01/21                                        4,250,000       4,149,062
                                                                   -----------
                                                                    32,294,349
NORTH DAKOTA 1.9%
Grand Forks, North Dakota Senior Housing
  Revenue - 4000 Valley Square Project,
  6.25%, Due 12/01/34                                1,000,000       1,021,250
North Dakota Housing Finance Agency Revenue
  Housing Finance Program - Home Mortgage
  Finance Program, 5.90%, Due 1/01/29                1,000,000       1,046,250
Ward County, North Dakota Health Care Facility
  Revenue - St. Joseph's Hospital Corporation
  Project, 8.875%, Due 11/15/24                      8,210,000      10,375,388
                                                                   -----------
                                                                    12,442,888
OHIO 3.9%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero %, Due 12/01/16
  (Rate Reset Effective 12/01/01)                    1,500,000       1,381,875
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc. Project:
  5.375%, Due 9/15/27 (b)                            4,500,000       4,410,000
  5.50%, Due 12/01/08 (b)                            6,045,000       6,022,331
  5.70%, Due 12/01/19 (b)                            7,000,000       6,965,000
Cuyahoga County, Ohio MFHR - The Park Lane
  Apartments Project:
  7.80%, Due 7/01/07                                   470,000         490,563
  7.90%, Due 7/01/12                                   680,000         715,700
  8.25%, Due 7/01/28                                 1,930,000       2,028,912
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23            400,000         414,000
Pike County, Ohio Hospital Facilities Revenue -
  Pike Health Services, Inc. Project, 6.75%,
  Due 7/01/17                                        3,660,000       3,902,475
                                                                   -----------
                                                                    26,330,856
PENNSYLVANIA 7.2%
Allegheny County, Pennsylvania IDA Landfill Gas
  Recycling Facility Revenue, 7.00%, Due 1/01/08     1,000,000       1,006,250
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project:
  8.00%, Due 12/01/05                                  715,000         802,588
  8.25%, Due 6/01/11                                 3,340,000       3,744,975
Delaware County, Pennsylvania Authority Health
  Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                                   530,000         585,650
  9.00%, Due 4/15/25                                 5,860,000       6,467,975

-------------------------------------------------------------------------------
===============================================================================
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Horsham, Pennsylvania IDA CDA Health Care
  Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                              $   440,000     $   449,350
  8.375%, Due 9/01/24                                6,000,000       6,427,500
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - Kidspeace Obligation
  Group, 6.20%, Due 11/01/14 (b)                     3,585,000       3,598,444
Montgomery County, Pennsylvania IDA Revenue -
  Wordsworth Academy Project, 8.00%,
  Due 9/01/24                                        6,840,000       7,233,300
Mount Pleasant, Westmoreland County,
  Pennsylvania Business District Authority
  Hospital Revenue - Frick Hospital Project:
  5.70%, Due 12/01/13                                  500,000         516,875
  5.75%, Due 12/01/17                                  500,000         515,000
  5.75%, Due 12/01/27                                1,000,000       1,026,250
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 8.00%, Due 9/01/27                        3,000,000       3,093,750
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg
  LLC Project, 8.00%, Due 9/01/27                    3,000,000       3,093,750
Philadelphia, Pennsylvania Hospitals and Higher
  EFA Hospital Revenue - Graduate Health
  System Obligated Group Project:
  6.625%, Due 7/01/21 (Defaulted Effective 7/15/98)    325,000         208,000
    7.00%, Due 7/01/05 (Defaulted Effective 7/15/98) 2,000,000       1,280,000
Philadelphia, Pennsylvania IDA CDR Refunding -
  Doubletree Guest Suites Project, 6.50%,
  Due 10/01/27                                       3,500,000       3,745,000
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue - Marian
  Community Hospital Project, 7.125%,
  Due 1/15/13                                        1,000,000       1,113,750
Wilkinsburg, Pennsylvania Municipal Authority
  Health Facilities Revenue - Monroeville Christian
  Project, 8.25%, Due 3/01/27                        3,000,000       3,285,000
                                                                   -----------
                                                                    48,193,407
SOUTH CAROLINA 6.2%
Connector 2000 Association, Inc. Senior Current
  Interest Toll Road Revenue - Greenville, South
  Carolina Southern Connector Project, 5.375%,
  Due 1/01/38                                        2,000,000       1,867,500
Connector 2000 Association, Inc. Subordinate
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern Connector
  Project:
  Zero %, Due 1/01/23                                7,400,000       1,683,500
  Zero %, Due 1/01/24                                7,500,000       1,603,125
  Zero %, Due 1/01/25                                8,700,000       1,750,875
  Zero %, Due 1/01/26                                9,000,000       1,687,500
  Zero %, Due 1/01/27                                9,100,000       1,603,875
  Zero %, Due 1/01/28                                9,300,000       1,534,500
  Zero %, Due 1/01/29                               10,500,000       1,640,625
  Zero %, Due 1/01/30                               10,800,000       1,566,000
  Zero %, Due 1/01/31                               11,000,000       1,498,750
  Zero %, Due 1/01/32                               11,200,000       1,442,000
  Zero %, Due 1/01/33                               11,500,000       1,394,375
  Zero %, Due 1/01/34                               11,700,000       1,330,875
  Zero %, Due 1/01/35                               12,000,000       1,275,000
  Zero %, Due 1/01/36                               12,200,000       1,220,000
  Zero %, Due 1/01/37                               12,400,000       1,162,500
  Zero %, Due 1/01/38                               17,200,000       1,526,500
Florence County, South Carolina IDR - Stone
  Container Corporation Project, 7.375%,
  Due 2/01/07                                        2,650,000       2,878,563
South Carolina Jobs - EDA First Mortgage Health
  Facilities Revenue Refunding - The Lutheran
  Homes of South Carolina, Inc., 5.70%,
  Due 5/01/23                                        3,000,000       2,966,250
South Carolina Jobs - EDA Solid Waste Recycling
  Facilities Revenue - Santee River Rubber Project,
  8.00%, Due 12/01/14                               10,000,000      10,062,500
                                                                   -----------
                                                                    41,694,813
SOUTH DAKOTA 0.3%
Mobridge, South Dakota Health Care Facilities
  Revenue - Mobridge Regional Hospital Project,
  6.50%, Due 12/01/22                                1,860,000       1,915,800

TENNESSEE 0.3%
Shelby County, Tennessee Health, Educational and
  Housing Facility Board Health Care Facilities
  Revenue - Kirby Pines Retirement Community
  Project, 6.375%, Due 11/15/25                      2,100,000       2,181,375

TEXAS 2.0%
DeSoto, Texas IDA IDR - Wintergreen Commercial
  Partnership Project, 7.00%, Due 1/01/17            3,815,961       3,892,281
Hidalgo County, Texas Health Services Corporation
  Hospital Revenue - Mission Hospital, Inc. Project,
  6.75%, Due 8/15/16                                 3,000,000       3,352,500
Houston, Texas Airport System Special Facilities
  Revenue - Continental Airlines, Inc. Airport
  Improvement Projects, 6.125%, Due 7/15/27          1,450,000       1,511,625
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project, 8.30%,
  Due 10/01/14                                       4,630,000       4,815,709
                                                                   -----------
                                                                    13,572,115
UTAH 0.4%
Utah Housing Finance Agency SFMR, 5.75%,
  Due 7/01/27                                        2,625,000       2,713,594

VIRGINIA 4.3%
Alexandria, Virginia Redevelopment and Housing
  Authority Residential Renting MFHR, 6.375%,
  Due 4/01/34                                       14,400,000      14,436,000
Chesapeake, Virginia Redevelopment and Housing
  Authority Residential Renting MFHR -
  Chesapeake Crossing Seniors Community
  Three LP Project, 6.20%, Due 4/01/28               1,750,000       1,760,937
Dulles Town Center Community Development
  Authority Special Assessment - Dulles Town
  Center Project, 6.25%, Due 3/01/26                 3,000,000       3,041,250
Loudoun County, Virginia IDA IDR Refunding -
  Dulles Airport Marriott Hotel Project, 7.125%,
  Due 9/01/15                                        5,000,000       5,487,500
Virginia HDA MFHR, 5.60%, Due 11/01/18 (b)           2,500,000       2,562,500
Virginia Small Business Financing Authority IDR -
  Albion Enterprises LLC Project, 6.40%,
  Due 1/01/14                                        1,750,000       1,756,563
                                                                   -----------
                                                                    29,044,750
WEST VIRGINIA 0.4%
Marion County, West Virginia County Commission
  Solid Waste Disposal Facility Revenue -
  Adirondack Recycling Project:
  8.00%, Due 12/01/25                                1,389,734       1,389,734
  10.00%, Due 12/01/25                                 193,916         193,916

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)              AUGUST 31, 1998
-------------------------------------------------------------------------------
===============================================================================
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Randolph County, West Virginia Building
  Commission Crossover Revenue Refunding -
  Elkins Regional Convalescent Center, Inc.
  Project, 6.125%, Due 7/01/23                     $ 1,000,000    $  1,002,500
                                                                  ------------
                                                                     2,586,150
WISCONSIN 4.4%
Brookfield, Wisconsin IDR Refunding - Midway
  Motor Lodge Project, 8.40%, Due 4/01/12            5,130,000       5,681,475
Wisconsin Health and EFA Revenue - Aurora
  Medical Group, Inc. Project, 9.00%, Due 11/15/25   2,480,000       2,675,300
Wisconsin Health and EFA Revenue - National
  Regency of New Berlin, Inc. Project:
  7.75%, Due 8/15/15                                 5,000,000       5,656,250
  8.00%, Due 8/15/25                                 6,500,000       7,361,250
Wisconsin Health and EFA Revenue - Richland
  Hospital, Inc. Project, 5.375%, Due 6/01/28        2,500,000       2,506,250
Wisconsin Housing and EDA Home Ownership
  Revenue:
  6.20%, Due 3/01/27                                 3,000,000       3,206,250
  7.10%, Due 9/01/15                                 1,800,000       1,982,250
                                                                  ------------
                                                                    29,069,025
WYOMING 0.6%
Teton County, Wyoming Hospital District Hospital
  Revenue Refunding and Improvement, 5.80%,
  Due 12/01/17                                       1,950,000       2,003,625
Wyoming Community Development Authority
  Housing Revenue, 5.85%, Due 6/01/28                1,995,000       2,084,775
                                                                  ------------
                                                                     4,088,400
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $626,877,922)                          655,860,906
------------------------------------------------------------------------------

TAXABLE MUNICIPAL BONDS 0.2%
SOUTH CAROLINA
South Carolina Jobs - EDA Solid Waste Recycling
  Facilities Revenue - Santee River Rubber Project,
  13.00%, Due 12/01/11                               1,000,000       1,000,000
------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS (COST $980,000)                        1,000,000
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 8.4%
DAILY VARIABLE RATE PUT BONDS 0.5%
DELAWARE
Delaware EDA Solid Waste Disposal and Sewer
  Facilities - CIBA Specialty
  Project, 3.40%, Due 9/01/98                        3,500,000       3,500,000

MUNICIPAL MONEY MARKET FUNDS 7.9%
MULTIPLE STATES
Strong Municipal Money Market Fund (d)               52,800,000     52,800,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $56,300,000)                     56,300,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $684,157,922) 106.9%         713,160,906
Other Assets and Liabilities, Net (6.9%)                           (45,895,070)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $667,265,836
==============================================================================


FUTURES
-------------------------------------------------------------------------------
                                                 Underlying
                                  Expiration     Face Amount        Unrealized
                                     Date         at Value         Depreciation
-------------------------------------------------------------------------------
Sold:
230 Municipal Bond Futures           12/98        $29,073,438       ($446,875)



===============================================================================
                          STRONG MUNICIPAL BOND FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 100.2%
ALABAMA 1.9%
Courtland, Alabama IDB Solid Waste Disposal
  Revenue - Champion International Corporation
  Project, 6.375%, Due 3/01/29                     $ 3,145,000      $3,376,944
Troy, Alabama IDB Solid Waste Revenue -
  Alabama Protein Recycling LLC Project,
  7.75%, Due 5/01/19                                 2,000,000       2,022,500
                                                                    ----------
                                                                     5,399,444
ALASKA 1.9%
Alaska HFC Capital Appreciation Mortgage
  Revenue, Zero %, Due 12/01/27                      8,500,000       1,413,125
Valdez, Alaska Marine Terminal Revenue
  Refunding - BP Pipelines (Alaska), Inc.
  Project, 5.65%, Due 12/01/28                       4,000,000       4,120,000
                                                                    ----------
                                                                     5,533,125
ARIZONA 1.8%
Arizona Health Facilities Authority Revenue -
  Bethesda Foundation - Bethesda Gardens
  Project, 6.40%, Due 8/15/27                        1,000,000       1,060,000
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project, 6.25%, Due 1/01/16       3,740,000       3,964,400
                                                                    ----------
                                                                     5,024,400
ARKANSAS 1.7%
Northwest Arkansas Regional Airport Authority
  Airport Revenue, 7.625%, Due 2/01/27               3,000,000       3,446,250
Pulaski County, Arkansas Public Facilities Board
  MFHR - Plantation House and Indian Hills
  Apartments Project, 6.05%, Due 8/01/27             1,500,000       1,567,500
                                                                    ----------
                                                                     5,013,750
CALIFORNIA 2.5%
California Tri-City Housing Finance Agency
  SFMR - FNMA and GNMA Collateralized,
  6.45%, Due 12/01/28                                1,950,000       2,113,313
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue:
  Zero %, Due 1/01/28                               12,060,000       2,577,825
  Zero %, Due 1/01/30                                4,110,000         786,037
Los Angeles, California MFHR - Earthquake
  Rehabilitation Projects, 5.85%, Due 12/01/27       1,535,000       1,673,150
                                                                    ----------
                                                                     7,150,325
COLORADO 3.3%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue, Zero %, Due 8/31/08               4,500,000       2,761,875
Castle Rock Ranch, Colorado Public Improvements
  Authority Public Facilities Revenue, 6.25%,
  Due 12/01/17                                       5,000,000       5,768,750
Colorado Health Facilities Authority Retirement
  Housing Revenue - Liberty Heights Project,
  Zero %, Due 7/15/20                                2,900,000         931,625
                                                                    ----------
                                                                     9,462,250
CONNECTICUT 0.6%
Connecticut Health and Educational Facilities
  Authority Revenue - Edgehill Issue, 6.875%,
  Due 7/01/17                                        1,500,000       1,605,000

DELAWARE 0.8%
Delaware EDA Revenue, 6.30%, Due 5/01/22             2,250,000       2,385,000

-------------------------------------------------------------------------------
===============================================================================
                    STRONG MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
FLORIDA 1.8%
Broward County, Florida HFA MFHR - Cross Keys
  Apartments Project, 5.75%, Due 10/01/28          $   500,000     $   510,000
Broward County, Florida HFA MFHR - Pembroke
  Park Apartments Project, 5.65%, Due 10/01/28       1,300,000       1,324,375
Leon County, Florida Educational Facilities
  Authority Revenue Refunding - Southgate
  Residence Hall Project, 6.75%, Due 9/01/28         1,000,000       1,008,750
Manatee County, Florida HFA SFMR, 7.45%,
  Due 5/01/27                                          950,000       1,084,188
Pinellas County, Florida Educational Facilities
  Authority Revenue - College Harbor Project,
  6.50%, Due 12/01/20                                1,020,000       1,104,150
                                                                   -----------
                                                                     5,031,463
GEORGIA 9.2%
Atlanta, Georgia Urban Residential Finance Authority
  MFHR - Evergreen Village Estates Project:
  5.875%, Due 5/01/07                                  855,000         903,094
  6.375%, Due 5/01/17                                1,675,000       1,785,969
  6.50%, Due 5/01/27                                 2,965,000       3,161,431
Bibb County, Georgia MFHR - Emerald Coast
  Housing II, Inc. Project, 7.00%, Due 6/01/28       2,000,000       2,020,000
George L. Smith II Georgia World Congress Center
  Authority Revenue Refunding - Domed Stadium
  Project, 5.75%, Due 7/01/15 (b)                    4,000,000       4,130,000
Houston County, Georgia MFHR - Emerald Coast
  Housing II, Inc. Corder Crossing Apartments
  Project, 7.00%, Due 8/01/28                        7,000,000       7,017,500
Washington, Georgia Wilkes Payroll Development
  Authority Subordinated Revenue - Southern
  Care Corporation Facility Project, Zero %,
  Due 12/01/21                                      25,595,000       7,358,562
                                                                   -----------
                                                                    26,376,556
IDAHO 0.8%
Idaho Housing Agency SFMR, 6.45%, Due 7/01/27        2,000,000       2,152,500

ILLINOIS 11.7%
Granite City, Illinois Hospital Revenue Refunding -
  Saint Elizabeth Medical Center, 8.125%,
  Due 6/01/08                                        5,345,000       5,582,051
Illinois Educational Facilities Authority Revenue
  Refunding - DePaul University Project, 5.50%,
  Due 10/01/19                                       4,365,000       4,555,969
Illinois Health Facilities Authority Refunding
  Revenue - Lutheran Social Services of Illinois,
  6.125%, Due 8/15/20                                9,160,000       9,423,350
Illinois Metropolitan Pier and Exposition Authority
  Capital Appreciation - McCormick Place
  Expansion Project, Zero %, Due 6/15/16             1,250,000         521,875
Illinois Metropolitan Pier and Exposition Authority
  Refunding -  McCormick Place Expansion
  Project, 7.00%, Due 7/01/26                        1,500,000       1,899,375
Kane, Cook and DuPage Counties, Illinois School
  District Number U-46 Capital
  Appreciation School Building:
  Zero %, Due 1/01/11                                1,800,000       1,005,750
  Zero %, Due 1/01/13                                2,500,000       1,246,875
Silvis, Rock Island County, Illinois Special
  Service Area, 5.65%, Due 1/01/18 (b)               1,105,000       1,163,012
Will County, Illinois Exempt Facilities Revenue -
  Mobil Oil Refining Corporation Project, 6.40%,
  Due 4/01/26                                        5,000,000       5,481,250
Zion, Illinois Park District GO Revenue, 6.50%,
  Due 12/30/17                                       2,485,000       2,596,825
                                                                   -----------
                                                                    33,476,332
INDIANA 4.3%
Indiana Health Facility Financing Authority
  Hospital Revenue - Jackson County Schneck
  Memorial Hospital Project, 7.50%, Due 2/15/22      6,790,000       7,689,675
Petersburg, Indiana PCR Refunding - Indianapolis
  Power & Light Company Project, 5.50%,
  Due 10/01/23                                       4,425,000       4,524,563
                                                                   -----------
                                                                    12,214,238
IOWA 1.9%
Iowa Finance Authority Hospital Facility
  Refunding and Revenue - Jennie Edmundson
  Memorial Hospital Project, 7.65%, Due 11/01/16     4,850,000       5,486,562

LOUISIANA 6.2%
Iberia Parish, Louisiana IDB IDR - Arcadia Board
  Company, Ltd. Project, 7.50%, Due 8/01/22          2,500,000       2,506,250
New Orleans, Louisiana Regional Transit Authority
  Tax-Exempt Lease-Purchase Agreements,
  6.125%, Due 5/01/10:
  Lease M98147                                      13,736,428      13,908,133
  Lease M98159                                       1,292,101       1,308,252
                                                                   -----------
                                                                    17,722,635
MASSACHUSETTS 1.3%
Massachusetts IFA IDR - Welch Foods, Inc.,
  5.60%, Due 12/01/17                                1,700,000       1,768,000
Massachusetts Municipal Wholesale Electric
  Company Power Supply System Revenue,
  4.75%, Due 7/01/11                                 2,000,000       2,007,500
                                                                   -----------
                                                                     3,775,500
MICHIGAN 1.9%
Dearborn, Michigan EDC Hospital Revenue
  Refunding - Oakwood Obligated Group,
  5.25%, Due 8/15/21                                 2,765,000       2,806,475
Michigan Hospital Finance Authority Hospital
  Revenue Refunding - Pontiac Osteopathic
  Hospital, 6.00%, Due 2/01/14                       2,500,000       2,621,875
                                                                   -----------
                                                                     5,428,350
MINNESOTA 0.4%
Golden Valley, Minnesota Governmental Facilities
  Revenue - Local Government Information Systems
  Association Project, 6.10%, Due 12/01/17           1,125,000       1,146,094

MISSOURI 2.2%
St. Louis, Missouri Municipal Finance Corporation
  Leasehold Revenue Refunding, 5.85%,
  Due 7/15/09                                        3,600,000       3,816,000
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Project, 6.60%,
  Due 10/01/11                                       2,465,000       2,612,900
                                                                   -----------
                                                                     6,428,900
MONTANA 0.5%
Crow Finance Authority Tribal Purpose Revenue,
  5.70%, Due 10/01/27                                1,500,000       1,573,125

NEW HAMPSHIRE 0.9%
New Hampshire Higher Educational and Health
  Facilities Authority Revenue - Franklin Pierce
  College Issue, 5.30%, Due 10/01/28                 2,500,000       2,525,000

NEW MEXICO 1.6%
Albuquerque, New Mexico Industrial Revenue -
  MCT Industries, Inc. Project, 6.50%, Due 4/01/17   4,330,000       4,660,162

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)              AUGUST 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                    STRONG MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
NEW YORK 2.5%
Dutchess County, New York Resource Recovery
  Agency Solid Waste System Revenue, 5.40%,
  Due 1/01/13 (b)                                  $ 1,710,000     $ 1,733,513
New York Housing Corporation Revenue
  Refunding, 5.00%, Due 11/01/13                     1,000,000       1,010,000
New York, New York GO, 5.875%, Due 3/15/14           1,720,000       1,833,950
New York Urban Development Corporation
  Revenue, 5.50%, Due 4/01/19                        1,500,000       1,567,500
New York Urban Development Corporation
  Revenue - University Facilities Grants
  Project, 5.875%, Due 1/01/21                       1,045,000       1,159,950
                                                                   -----------
                                                                     7,304,913
NORTH DAKOTA 0.5%
North Dakota Housing Finance Agency Housing
  Finance Program - Home Mortgage Finance
  Program, 6.40%, Due 1/01/28                        1,385,000       1,509,650

OHIO 6.1%
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23          3,800,000       3,933,000
Montgomery County, Ohio Health Care Facilities
  Revenue Refunding - Friendship Village of
  Dayton Project, 6.25%, Due 2/01/22                 1,250,000       1,306,250
Ohio Housing Finance Agency Residential
  Mortgage Revenue, 5.95%, Due 9/01/27               1,950,000       2,045,062
Toledo, Ohio MFMR - Commodore Perry
  Apartments Project, 7.00%, Due 12/01/28            7,500,000       7,621,875
Toledo, Ohio Multifamily Housing Mortgage GO -
  Commodore Perry Apartments Project, 5.45%,
  Due 12/01/28                                       2,680,000       2,720,200
                                                                   -----------
                                                                    17,626,387
OKLAHOMA 5.4%
Oklahoma County, Oklahoma Finance Authority
  MFHR First Mortgage - Multiple Apartments
  Project, 7.125%, Due 4/01/28                      10,170,000      10,258,988
Oklahoma Ordinance Works Authority PCR
  Refunding - Ralston Purina Company
  Project, 6.30%, Due 9/01/15                        1,500,000       1,648,125
Shawnee, Oklahoma Hospital Authority Revenue -
  MidAmerica HealthCare, Inc., 8.00%, Due 4/01/04    2,430,000       2,549,920
Washington County, Oklahoma Medical Authority
  Revenue - Bartlesville Jane Phillips Episcopal
  Hospital Project, 6.125%, Due 11/01/14             1,000,000       1,040,000
                                                                   -----------
                                                                    15,497,033
OREGON 0.4%
Washington County, Oregon MFHR - Bethany
  Meadows Project, 6.25%, Due 8/01/10                1,000,000       1,030,000

PENNSYLVANIA 4.5%
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding - The Meadowood
  Corporation, 6.25%, Due 12/01/17                   1,500,000       1,573,125
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 8.00%, Due 9/01/27                        2,360,000       2,433,750
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg
  LLC Project, 8.00%, Due 9/01/27                    2,655,000       2,737,969
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue - Marian
  Community Hospital Project, 6.50%, Due 1/15/07     1,500,000       1,603,125
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue - Moses
  Taylor Hospital Project, 6.25%, Due 7/01/20        4,200,000       4,483,500
                                                                   -----------
                                                                    12,831,469
RHODE ISLAND 0.6%
Rhode Island Health and Education Building
  Corporation Hospital Financing Revenue - South
  County Hospital Project, 6.00%, Due 11/15/17       1,630,000       1,742,063

SOUTH CAROLINA 5.0%
Connector 2000 Association, Inc. Senior Capital
  Appreciation Toll Road Revenue - Greenville,
  South Carolina Southern Connector Project:
  Zero %, Due 1/01/12                                3,900,000       1,867,125
  Zero %, Due 1/01/14                                1,200,000         511,500
  Zero %, Due 1/01/26                               10,000,000       2,075,000
Connector 2000 Association, Inc. Senior Current
  Interest Toll Road Revenue - Greenville, South
  Carolina Southern Connector Project, 5.25%,
  Due 1/01/23                                        5,000,000       4,706,250
York County, South Carolina Exempt Facility
  Industrial Revenue - Hoechst Celanese
  Corporation Project, 5.70%, Due 1/01/24            4,890,000       5,061,150
                                                                   -----------
                                                                    14,221,025
SOUTH DAKOTA 1.7%
Education Loans, Inc. South Dakota Student Loan
  Revenue Tax-Exempt Subordinated Asset-Backed,
  5.60%, Due 6/01/20                                 3,000,000       3,026,250
South Dakota EDFA EDR Pooled Loan Program -
  Midstates Printing, Inc. Project, 5.50%,
  Due 4/01/18                                          685,000         684,144
South Dakota HDA Homeownership Mortgage,
  6.40%, Due 5/01/16                                 1,000,000       1,082,500
                                                                   -----------
                                                                     4,792,894
TEXAS 8.1%
El Paso, Texas Property Finance Authority, Inc.
  SFMR - GNMA Mortgage-Backed, 8.70%,
  Due 12/01/18                                         545,000         592,006
Grape Creek-Pulliam, Texas Independent School
  District Public Facility Corporation School
  Facility Lease Revenue:
  7.00%, Due 5/15/10                                 1,000,000       1,117,500
  7.25%, Due 5/15/21                                 1,300,000       1,454,375
Guadalupe-Blanco River Authority, Texas Sewage
  and Solid Waste Disposal Facility - E.I. du Pont
  de Nemours and Company Project, 6.40%,
  Due 4/01/26                                        4,000,000       4,405,000
Lufkin, Texas Health Facilities Development
  Corporation Health System Revenue and
  Refunding - Memorial Health System of East
  Texas Project, 6.875%, Due 2/15/26                 8,175,000       9,023,156
Port Arthur, Texas HFC Mortgage Revenue
  Refunding - FHA Insured Mortgage Loans -
  Port Arthur UDAG Projects, 6.40%, Due 1/01/28      3,565,000       3,850,200
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage Loans -
  Ranger Apartments Project, 8.80%, Due 3/01/24      1,160,000       1,313,700
Texas Department of Housing and Community
  Affairs SFMR, 6.00%, Due 9/01/17                   1,315,000       1,410,338
                                                                   -----------
                                                                    23,166,275
UTAH 1.6%
Eagle Mountain, Utah Special Assessment, 5.90%,
  Due 12/15/07                                       1,455,000       1,458,114
Salt Lake County, Utah College Revenue -
  Westminster College of Salt Lake City
  Project, 5.75%, Due 10/01/27                       1,700,000       1,744,625
Salt Lake County, Utah Housing Authority MFHR -
  Millcreek Pines Apartments Project, 6.80%,
  Due 9/01/17                                        1,390,000       1,450,812
                                                                   -----------
                                                                     4,653,551

-------------------------------------------------------------------------------
===============================================================================
                    STRONG MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
VIRGINIA 0.6%
Pocahontas Parkway Association Route 895
  Connector Toll Road Revenue, Zero %,
  Due 8/15/17                                       $5,000,000    $  1,762,500

WASHINGTON 1.1%
Chelan County, Washington Public Utility District
  Number 1 - Chelan Hydro Consolidated System
  Revenue, 5.60%, Due 7/01/32                        1,000,000       1,033,750
Washington EDFA Nonrecourse Revenue - Lindal
  Cedar Homes, Inc. Project, 5.80%, Due 11/01/17     2,175,000       2,248,406
                                                                  ------------
                                                                     3,282,156
WISCONSIN 2.9%
Wisconsin Health and EFA Revenue - Howard
  Young Medical Center, Inc. Project, 5.75%,
  Due 8/15/13                                        1,250,000       1,306,250
Wisconsin Health and EFA Revenue - St. John's
  Home of Milwaukee and Sunrise Care Center, Inc.
  Obligated Group Project, 5.625%, Due 12/15/22      5,450,000       5,463,625
Wisconsin Housing and EDA Home Ownership
  Revenue, 6.20%, Due 3/01/27                        1,480,000       1,581,750
                                                                  ------------
                                                                     8,351,625
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $268,342,953)                          287,342,252
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.0%
MUNICIPAL MONEY MARKET FUNDS
MULTIPLE STATES
Strong Municipal Money Market Fund (d)               3,000,000       3,000,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,000,000)                       3,000,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $271,342,953) 101.2%         290,342,252
Other Assets and Liabilities, Net (1.2%)                            (3,428,235)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $286,914,017
==============================================================================



===============================================================================
                  STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 86.7%
CALIFORNIA 0.1%
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Facilities - Continental Airlines, Inc. Project,
  9.25%, Due 8/01/24                                $   85,000      $  102,531

COLORADO 1.9%
Black Hawk, Colorado Business Improvement
  District Special Assessment Special Improvement
  District Number 1997-1, 6.00%, Due 12/01/09        1,470,000       1,482,862
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.80%, Due 9/15/01                                   245,000         246,838
  4.90%, Due 9/15/02                                   230,000         232,300
                                                                    ----------
                                                                     1,962,000
CONNECTICUT 1.2%
Connecticut Health and EFA Revenue - New
  Opportunities For Waterbury, Inc. Project,
  6.75%, Due 7/01/13                                 1,205,000       1,223,075

FLORIDA 3.2%
Arbor Greene, Florida Community Development
  District Special Assessment Revenue, 7.00%,
  Due 5/01/03                                        1,145,000       1,186,506
Broward County, Florida IDR - Beverly Enterprises-
  Florida, Inc. Project, 9.80%, Due 11/01/10         1,000,000       1,107,500
Leon County, Florida IDR - Beverly Enterprises-
  Florida, Inc. Project, 9.80%, Due 6/01/11            860,000         944,925
Orlando and Orange County, Florida Expressway
  Authority Expressway Revenue Refunding,
  5.95%, Due 7/01/23                                    10,000          10,325
                                                                    ----------
                                                                     3,249,256
HAWAII 0.1%
Hawaii Department of Transportation Special
  Facility Revenue - Continental Airlines, Inc.
  Project, 9.60%, Due 6/01/08                           50,000          54,812

IDAHO 0.0%
Idaho Student Loan Fund Marketing Association, Inc.
  Student Loan Revenue, 5.10%, Due 10/01/02             10,000           9,988

ILLINOIS 7.7%
Carol Stream, Illinois First Mortgage Revenue -
  Windsor Park Manor Project, 6.25%, Due 12/01/01      250,000         255,625
Chicago, Illinois O'Hare International Airport
  Special Facilities Revenue - American
  Airlines, Inc. Project, 7.875%, Due 11/01/25         165,000         179,438
Granite City, Illinois Hospital Revenue Refunding -
  Saint Elizabeth Medical Center Project, 8.125%,
  Due 6/01/08                                          915,000         955,580
Illinois DFA Industrial Revenue Refunding - Great
  Plains Hotel Corporation of Illinois Project,
  7.50%, Due 4/01/16                                   270,000         273,982
Illinois DFA MFHR - Town and Garden Apartments
  Project, 7.20%, Due 9/01/08                        2,250,000       2,415,938
Illinois Health Facilities Authority Revenue
  Refunding - Bohemian-Tabor Hills Project, 5.90%,
  Due 11/15/21                                       1,700,000       1,704,250
Illinois Health Facilities Authority Revenue
  Refunding - Lifelink Corporation Obligated
  Group, 5.95%, Due 2/15/21                          2,000,000       2,002,500
                                                                    ----------
                                                                     7,787,313
INDIANA 0.2%
Indianapolis, Indiana Economic Development
  MFHR - Post Pointe Apartments Project, 8.20%,
  Due 3/01/01                                          210,000         214,200

IOWA 2.7%
Harlan, Iowa Revenue - American Baptist Homes of
  the Midwest - Baptist Memorial Home Project,
  5.875%, Due 5/15/23                                  920,000         922,300
Ottumwa, Iowa Hospital Facility Revenue Refunding
  and Improvement - Ottumwa Regional Health
  Center, Inc. Project, 6.00%, Due 10/01/18             25,000          26,125
Ottumwa, Iowa Revenue Refunding - Regional
  Retirement Living Project, 5.90%, Due 2/15/24      1,740,000       1,744,350
                                                                    ----------
                                                                     2,692,775

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)              AUGUST 31, 1998
-------------------------------------------------------------------------------
===============================================================================
            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
KANSAS 2.7%
Lawrence, Kansas CDR Refunding - Holiday Inn
  Project, 7.00%, Due 7/01/00                       $  190,000      $  195,462
Manhattan, Kansas CDR Refunding - Holiday Inn
  Project, 7.00%, Due 7/01/00                          190,000         195,462
Topeka, Kansas Industrial Revenue Refunding -
  Reser's Fine Foods, Inc. Project 4.75%,
  Due 4/01/00                                          100,000         100,125
  5.00%, Due 4/01/01                                   300,000         300,375
  5.20%, Due 4/01/03                                   300,000         300,750
  5.30%, Due 4/01/04                                   300,000         300,750
Wathena, Kansas Industrial Revenue - Skyjack
  Equipment, Inc. Project:
  5.00%, Due 5/01/01                                    85,000          84,894
  5.15%, Due 5/01/02                                   390,000         390,000
  5.25%, Due 5/01/03                                   130,000         130,000
  5.40%, Due 5/01/04                                   345,000         345,431
  5.50%, Due 5/01/05                                   335,000         335,419
                                                                    ----------
                                                                     2,678,668
LOUISIANA 3.5%
Hodge, Louisiana Utility Revenue - Stone Container
  Corporation Project, 9.00%, Due 3/01/10              100,000         107,250
Louisiana Public Facilities Authority Revenue -
  Health and Higher Education Project, 7.90%,
  Due 12/01/15                                          10,000          10,296
West Feliciana Parish, Louisiana PCR - Gulf States
  Utilities Company III Project, 7.70%, Due 12/01/14 3,000,000       3,360,000
                                                                    ----------
                                                                     3,477,546
MARYLAND 1.1%
Baltimore County, Maryland IDR - Barre-National,
  Inc. Equipment Project, 6.875%, Due 7/01/09        1,200,000       1,086,000
Howard County, Maryland IDR Refunding - Keebler
  Company Project, 5.95%, Due 3/01/00                   65,000          65,812
                                                                    ----------
                                                                     1,151,812
MASSACHUSETTS 6.4%
Massachusetts Health and EFA Revenue - New
  England Memorial Hospital Project, 5.90%,
  Due 7/01/03                                           85,000          85,000
Massachusetts Health and EFA Revenue - Saints
  Memorial Medical Center, 5.50%, Due 10/01/02       3,500,000       3,548,125
Massachusetts Industrial Finance Agency Health
  Care Facility Revenue - Metro Health Foundation
  of Massachusetts, Inc. Project, 6.25%,
  Due 12/01/03                                       2,000,000       2,027,500
Massachusetts Industrial Finance Agency Revenue -
  Institute for Developmental Disabilities Project,
  9.25%, Due 6/01/09                                   765,000         788,279
                                                                    ----------
                                                                     6,448,904
MINNESOTA 1.5%
Burnsville, Minnesota CDR Refunding - Holiday Inn
  Project, 5.875%, Due 4/01/08                       1,430,000       1,465,750

MISSOURI 1.3%
Columbia, Missouri IDR - American Air Filter
  Company, Inc. Project, 7.45%, Due 7/01/04          1,280,000       1,285,568

MONTANA 0.3%
Crow Finance Authority Tribal Purpose Revenue,
  4.75%, 10/01/00                                      290,000         292,900

NEW MEXICO 3.9%
Chaves County, New Mexico Hospital Revenue -
  Eastern New Mexico Medical Center Project,
  7.25%, Due 12/01/10                                1,860,000       2,113,425
Santa Fe County, New Mexico Project Revenue -
  El Castillo Retirement Residences Project, 5.80%,
  Due 5/15/18                                        1,835,000       1,839,588
                                                                    ----------
                                                                     3,953,013
NEW YORK 7.9%
Monroe County, New York IDR Agency - Empire
  Sports Project, 6.50%, Due 3/01/08                 1,105,000       1,140,913
Rockland County, New York IDR Agency Civic
  Facility - Dominican College Project, 5.50%,
  Due 5/01/02                                          740,000         741,850
Tompkins County, New York IDR Agency Life Care
  Community - Kendal at Ithaca, Inc. Project:
  7.25%, Due 6/01/03                                    90,000          92,319
  7.625%, Due 6/01/09                                  445,000         455,204
United Nations Development Corporation Revenue
  Refunding, 5.60%, Due 7/01/26
  Series B                                           2,500,000       2,510,200
  Series C                                           3,000,000       3,011,040
                                                                    ----------
                                                                     7,951,526
NORTH CAROLINA 1.4%
Fletcher, North Carolina First Mortgage Housing
  Revenue - Avery's View Retirement Facilities, Inc.
  Project, 8.00%, Due 3/01/10                        1,000,000       1,053,750
North Carolina Medical Care Commission Health
  Care Facilities First Mortgage Revenue - DePaul
  Community Facilities Project, 5.75%, Due 1/01/03     325,000         325,813
                                                                    ----------
                                                                     1,379,563
OHIO 9.5%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc.
  Project, 5.25%, Due 12/01/02 (b)                   6,475,000       6,499,281
Cuyahoga County, Ohio MFHR - The Park Lane
  Apartments Project, 7.70%, Due 7/01/02               270,000         276,075
Ohio Water Development Authority Solid Waste
  Disposal Revenue - Bay Shore Power Project,
  5.375%, Due 9/01/02                                2,800,000       2,814,000
                                                                    ----------
                                                                     9,589,356
OKLAHOMA 0.9%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue:
  4.90%, 6/01/00                                       185,000         185,694
  5.05%, 6/01/01                                       205,000         206,025
  5.25%, 6/01/02                                       235,000         236,762
  5.45%, 6/01/03                                       260,000         262,275
                                                                    ----------
                                                                       890,756
PENNSYLVANIA 7.0%
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project, 8.00%,
  Due 12/01/05                                       1,335,000       1,498,537
Dauphin County, Pennsylvania General Authority
  Subordinated Office and Parking Revenue - River
  Front Office Center Project, 5.35%, Due 1/01/02    1,120,000       1,121,400
Harrisburg, Pennsylvania Authority Office and
  Parking Revenue, 5.25%, Due 5/01/02                1,030,000       1,035,150
Luzerne County, Pennsylvania IDA IDR, 6.25%,
  Due 3/15/08                                          900,000         900,594
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 7.00%, Due 9/01/02                          300,000         304,125
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg LLC
  Project, 7.00%, Due 9/01/02                          300,000         304,125

-------------------------------------------------------------------------------
===============================================================================
            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Westmoreland County, Pennsylvania IDA Health
  Care Facilities Revenue Refunding - Redstone
  Presbyterian Senior Care Obligated Group
  Project, 5.90%, Due 11/15/21                      $1,915,000    $  1,917,394
                                                                  ------------
                                                                     7,081,325
SOUTH DAKOTA 0.9%
Lincoln County, South Dakota Revenue - American
  Baptist Homes of the Midwest - Trail Ridge
  Project, 5.875%, Due 11/15/21                        945,000         948,544

TEXAS 3.7%
DeSoto, Texas IDA IDR - Wintergreen Commercial
  Partnership Project, 7.00%, Due 1/01/17            1,252,112       1,277,155
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project, 8.875%,
  Due 6/01/21                                        2,350,000       2,439,394
                                                                  ------------
                                                                     3,716,549
VIRGINIA 0.5%
Virginia Housing Development Authority
  Commonwealth SFMR, 6.625%, Due 1/01/10               200,000         208,500
Virginia Small Business Financing Authority IDR -
  Albion Enterprises LLC Project, 6.00%,
  Due 1/01/02                                          250,000         250,938
                                                                  ------------
                                                                       459,438
WEST VIRGINIA 2.9%
Harrison County, West Virginia CDR Refunding -
  Kmart Corporation Project, 7.625%, Due 12/01/04       80,000          87,200
Weirton, West Virginia PCR - Weirton Steel Project,
  8.625%, Due 11/01/14                               2,730,000       2,873,325
                                                                  ------------
                                                                     2,960,525
WISCONSIN 12.9%
Glendale, Wisconsin Community Development
  Authority Lease Revenue:
  5.50%, Due 9/01/17                                 3,000,000       3,011,250
  5.50%, Due 9/01/19                                 3,000,000       3,011,250
Wisconsin Health and Educational Facilities
  Authority Revenue - Beaver Dam Community
  Hospital, Inc. Project, 5.70%, Due 8/15/18 (b)     2,000,000       2,005,000
Wisconsin Health and Educational Facilities
  Authority Revenue - Linden Grove, Inc. Project,
  6.15%, Due 11/01/19                                  405,000         405,522
Wisconsin Health and Educational Facilities
  Authority Revenue - Lutheran Home for the
  Aging Project, 7.00%, Due 9/01/25                     30,000          31,388
Wisconsin Health and Educational Facilities
  Authority Revenue - Oakwood Project, 5.90%,
  Due 8/15/28                                        3,565,000       3,569,456
Wisconsin Health and Educational Facilities
  Authority Revenue - Oconomowoc Memorial
  Hospital, Inc. Project, 6.20%, Due 7/01/12           950,000         967,812
                                                                  ------------
                                                                    13,001,678
WYOMING 1.3%
Teton County, Wyoming Hospital District Hospital
  Revenue Refunding and Improvement, 4.85%,
  Due 12/01/02                                       1,265,000       1,271,325
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $89,774,159)                            87,300,696
------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 5.9%
ARIZONA 2.9%
Maricopa County, Arizona IDA IDR - Borden, Inc.
  Project, 4.39%, Due 10/01/12 (Putable at $100
  and Rate Reset Effective 10/01/00)                 3,000,000       2,955,000

TEXAS 3.0%
Abilene, Texas Health Facilities Development
  Corporation - Sears Methodist Retirement System
  Obligated Group Project EXTRAS, 5.25%,
  Due 11/15/28 (Putable at $100 and Rate Reset
  Effective 11/15/03) (b)                            3,000,000       3,000,000
------------------------------------------------------------------------------
TOTAL VARIABLE RATE PUT BONDS (COST $2,942,000)                      5,955,000
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 17.0%
MUNICIPAL BONDS 0.6%
KANSAS 0.5%
Lawrence, Kansas CDR Refunding - Holiday Inn
  Project, 7.00%, Due 7/01/99                          180,000         183,908
Manhattan, Kansas CDR Refunding - Holiday Inn
  Project, 7.00%, Due 7/01/99                          180,000         183,908
Topeka, Kansas Industrial Revenue Refunding -
  Reser's Fine Foods, Inc. Project, 4.50%,
  Due 4/01/99                                          175,000         175,084
                                                                  ------------
                                                                       542,900
MARYLAND 0.1%
Howard County, Maryland IDR Refunding - Keebler
  Company Project, 5.70%, Due 3/01/99                   50,000          50,258
                                                                  ------------
Total Municipal Bonds                                                  593,158

DAILY VARIABLE RATE PUT BONDS 11.7%
ARIZONA 3.5%
Maricopa County, Arizona Pollution Control
  Corporation PCR Refunding - Arizona
  Public  Service Company Palo Verde Project,
  3.30%, Due 9/01/98                                 3,500,000       3,500,000

DELAWARE 3.9%
Delaware EDA Solid Waste Disposal and Sewer
  Facilities - CIBA Specialty Project, 3.40%,
  Due 9/01/98                                        4,000,000       4,000,000

MICHIGAN 1.0%
Delta County, Michigan EDC Environmental
  Improvement Revenue - Mead-Escanaba Paper
  Company Project, 3.375%, Due 9/01/98               1,000,000       1,000,000

TEXAS 3.3%
Brazos River Authority, Texas Revenue Refunding -
  Houston Lighting & Power Company Project,
  3.35%, Due 9/01/98                                 1,300,000       1,300,000
Matagorda County, Texas Navigation District
  Number 1 Revenue Refunding - Houston Lighting
  and Power Company Project, 3.40%, Due 9/01/98      2,000,000       2,000,000
                                                                  ------------
                                                                     3,300,000
                                                                  ------------
Total Daily Variable Rate Put Bonds                                 11,800,000

MUNICIPAL MONEY MARKET FUNDS 4.7%
MULTIPLE STATES
Strong Municipal Money Market Fund (d)               4,700,000       4,700,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $17,090,076)                     17,093,158
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $109,806,235) 109.6%         110,348,854
Other Assets and Liabilities, Net (9.6%)                            (9,711,386)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $100,637,468
==============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)              AUGUST 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                     STRONG SHORT-TERM MUNICIPAL BOND FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 80.0%
ALABAMA 0.2%
Bessemer, Alabama IDB IDR - Berman Brothers
  Project, 7.65%, Due 9/01/00                       $  505,000     $   516,362

ARIZONA 0.7%
Maricopa County, Arizona IDA MFHR - Mercy
  Bond Properties Arizona I-A, 5.20%, Due 1/01/04      930,000         963,713
Phoenix, Arizona IDA Hospital Revenue - John C.
  Lincoln Hospital and Health Center Project,
  4.65%, Due 12/01/99                                  450,000         452,812
                                                                   -----------
                                                                     1,416,525
CALIFORNIA 1.1%
California Health Facilities Financing Authority
  Hospital Revenue - Downey Community Hospital,
  4.90%, Due 5/15/00                                 2,325,000       2,354,063

COLORADO 1.8%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue, Zero %, Due 8/31/03                 500,000         408,125
Eaglebend, Colorado Affordable Housing
  Corporation MFHR Project Refunding, 5.45%,
  Due 7/01/02                                        1,070,000       1,090,063
Mesa County, Colorado IDR Refunding - Joy
  Technologies, Inc. Project, 8.50%, Due 9/15/06     1,020,000       1,150,050
Miners Mesa, Colorado Commercial Metropolitan
  District GO, 6.75%, Due 12/01/02                   1,200,000       1,201,308
                                                                   -----------
                                                                     3,849,546
CONNECTICUT 0.7%
Connecticut IDA - The Olympic Hotel Corporation
  Project, 6.95%, Due 8/01/03                        1,364,894       1,400,723

DISTRICT OF COLUMBIA 1.5%
District of Columbia Hospital Revenue Refunding -
  Medlantic Healthcare Group, Inc. Project, 6.50%,
  Due 8/15/02                                        2,925,000       3,133,406

FLORIDA 1.5%
Duval County, Florida School District GO
  Refunding, 6.00%, Due 8/01/03                      1,000,000       1,078,750
Florida Housing Finance Agency MFMR -
  Hammocks Place Project, 6.25%, Due 12/01/06        2,000,000       2,105,000
                                                                   -----------
                                                                     3,183,750
GEORGIA 2.4%
Athens-Clarke County, Georgia Residential Care
  Facilities for the Elderly Authority Revenue -
  Wesley Woods of Athens, Inc. Project, 5.30%,
  Due 10/01/01                                       1,000,000       1,011,250
George L. Smith II Georgia World Congress Center
  Authority Revenue Refunding - Domed Stadium
  Project, 7.875%, Due 7/01/20                       3,750,000       4,087,500
                                                                   -----------
                                                                     5,098,750
GUAM 7.2%
Guam Airport Authority General Revenue:
  5.80%, Due 10/01/99                                1,450,000       1,478,753
  6.00%, Due 10/01/00                                2,300,000       2,383,375
  6.40%, Due 10/01/05                                7,045,000       7,652,631
Guam Government GO, 5.70%, Due 9/01/03               3,630,000       3,659,004
                                                                   -----------
                                                                    15,173,763
ILLINOIS 2.6%
Illinois EFA Revenue - Lewis University Project:
  4.50%, Due 10/01/99                                  470,000         472,392
  5.30%, Due 10/01/04                                1,390,000       1,433,437
Illinois Health Facilities Authority Revenue -
  Covenant Retirement Communities Project, 7.60%,
  Due 12/01/12                                         750,000         843,750
Naperville, DuPage County and Will County, Illinois
  EDR Refunding - Illinois Hospital & Health
  Systems Association Project, 5.70%, Due 5/01/04    2,650,000       2,789,125
                                                                   -----------
                                                                     5,538,704
IOWA 2.3%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 7.25%, Due 7/01/02    3,065,000       3,130,070
Iowa Finance Authority Mortgage Revenue
  Refunding - Friendship Village Project,
  4.95%, Due 11/01/00                                1,700,000       1,729,750
                                                                   -----------
                                                                     4,859,820
KENTUCKY 1.6%
Mount Sterling, Kentucky League of Cities Funding
  Trust Lease Program Revenue, 5.625%,
  Due 3/01/03                                        3,250,000       3,445,000

LOUISIANA 0.2%
Louisiana Public Facilities Authority Student Loan
  Revenue, 6.75%, Due 9/01/06                          410,000         438,700

MAINE 3.0%
Maine Educational Loan Marketing Corporation
  Student Loan Revenue Refunding, 6.90%,
  Due 11/01/03                                       2,570,000       2,730,625
Maine Finance Authority Electric Rate Stabilization
  Revenue Refunding - Penobscot Energy Recovery
  Company LP Project, 5.20%, Due 7/01/18             3,625,000       3,679,375
                                                                   -----------
                                                                     6,410,000
MARYLAND 2.4%
Baltimore, Maryland Refunding COP Refunding -
  Board of Education Administrative
  Headquarters/Municipal Capital Project:
  4.55%, Due 4/01/01 (b)                             1,000,000       1,010,000
  4.65%, Due 4/01/02 (b)                             1,975,000       2,004,625
  4.75%, Due 4/01/03 (b)                             2,065,000       2,095,975
                                                                   -----------
                                                                     5,110,600
MASSACHUSETTS 5.1%
Massachusetts Education Loan Authority Education
  Loan Revenue, 7.45%, Due 1/01/02                   1,255,000       1,289,261
Massachusetts Industrial Finance Agency Refunding
  Revenue - Emerson College Issue,
  8.50%, Due 1/01/03                                 3,900,000       4,275,375
Massachusetts Industrial Finance Agency Water
  Treatment Revenue - Massachusetts-American
  Hingham Project, 6.25%, Due 12/01/10               4,695,000       5,141,025
                                                                   -----------
                                                                    10,705,661
MICHIGAN 1.3%
Flint, Michigan Hospital Building Authority Revenue
  Refunding - Hurley Medical Center Project:
  5.75%, Due 7/01/03                                 1,000,000       1,051,250
  6.00%, Due 7/01/04                                 1,005,000       1,076,606
  6.00%, Due 7/01/05                                   510,000         548,888
                                                                   -----------
                                                                     2,676,744
MISSISSIPPI 2.3%
Mississippi Higher Education Assistance Corporation
  Student Loan Revenue:
  5.60%, Due 9/01/04                                 2,505,000       2,620,856
  5.80%, Due 9/01/06                                 2,050,000       2,144,813
                                                                   -----------
                                                                     4,765,669

-------------------------------------------------------------------------------
===============================================================================
               STRONG SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
MISSOURI 0.9%
Springfield, Missouri Land Clearance Redevelopment
  Authority Industrial Revenue Refunding -
  University Plaza Project, 6.30%, Due 10/01/06     $1,790,000     $ 1,883,975

NEW JERSEY 0.5%
New Jersey Health Care Facilities Finance Authority
  Revenue - Southern Ocean County Hospital
  Project, 5.75%, Due 7/01/01                        1,100,000       1,131,625

NEW YORK 2.2%
New Rochelle, New York Municipal Housing
  Authority Mortgage Revenue, 4.70%,
  Due 12/01/03                                       1,750,000       1,771,875
New York Environmental Facilities Corporation
  State Water Revolving Fund PCR - Pilgrim State
  Sewage Treatment Project, 5.625%, Due 3/15/04      1,200,000       1,291,500
New York, New York GO, 5.875%, Due 8/01/03           1,500,000       1,616,250
                                                                   -----------
                                                                     4,679,625
OHIO 6.9%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project:
  Zero %, Due 12/01/01                               1,000,000         870,000
  Zero %, Due 12/01/02                               1,240,000       1,086,550
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/00                                   650,000         672,750
  6.53%, Due 9/15/00                                   670,000         700,988
  6.53%, Due 3/15/01                                   690,000         727,950
  6.53%, Due 9/15/01                                   715,000         761,475
  6.53%, Due 3/15/02                                   740,000         791,896
  6.53%, Due 9/15/02                                   760,000         813,299
  6.53%, Due 3/15/03                                   785,000         839,220
  6.53%, Due 9/15/03                                   815,000         871,292
  6.53%, Due 3/15/04                                   840,000         896,944
  6.53%, Due 9/15/04                                   865,000         923,638
Cuyahoga County, Ohio IDR Refunding - Joy
  Technologies, Inc. Project, 8.75%, Due 9/15/07     1,000,000       1,136,250
Montgomery County, Ohio Health Care Facilities
  Revenue Refunding - Friendship Village of
  Dayton Project, 5.15%, Due 2/01/03                 2,025,000       2,030,062
Montgomery County, Ohio Health Care Facilities
  Revenue Refunding EXTRAS - Friendship
  Village of Dayton Project, 5.375%, Due 2/01/22
  (Putable at $100 on 2/01/03)                       1,050,000       1,057,875
Wood County, Ohio IDR - Abbey Etna Machine
  Company Project, 7.625%, Due 7/01/01                 285,000         296,044
                                                                   -----------
                                                                    14,476,233
OREGON 2.8%
Hillsboro, Oregon Hospital Facility Authority
  Revenue and Advance Refunding - Tuality
  Healthcare Project, 4.80%, Due 10/01/00            5,775,000       5,861,625

PENNSYLVANIA 7.3%
Delaware County, Pennsylvania Authority Health
  Facilities Revenue - Mercy Health Corporation of
  Southeastern Pennsylvania Obligated Group,
  6.00%, Due 11/15/07                                5,575,000       6,160,375
Horizon Hospital System Authority Hospital
  Revenue, 5.40%, Due 5/15/01                        1,680,000       1,719,900
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue - Pennsylvania Nursing and
  Rehabilitation Center Project, 7.625%, Due 7/01/18 4,700,000       5,610,625
Sharon, Pennsylvania Regional Health Systems
  Authority Hospital Refunding Revenue - Sharon
  Regional Health Systems Project:
  6.40%, Due 12/01/00                                  705,000         745,538
  6.50%, Due 12/01/01                                  255,000         275,719
  6.60%, Due 12/01/02                                  800,000         883,000
                                                                   -----------
                                                                    15,395,157
SOUTH CAROLINA 1.5%
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal Church
  Home Project, 5.40%, Due 4/01/04                   3,020,000       3,050,200

SOUTH DAKOTA 0.8%
South Dakota EDFA EDR Refunding - Pooled Loan
  Program - Technical Ordinance Project, 5.75%,
  Due 4/01/07                                        1,500,000       1,612,500

TENNESSEE 0.5%
Tennessee Housing Development Agency
  Homeownership Program Revenue, Zero %,
  Due 7/01/05                                        1,585,000       1,151,106

TEXAS 12.4%
Brazos, Texas Higher Education Authority, Inc.
  Student Loan Revenue Refunding, 5.95%,
  Due 6/01/02                                        3,040,000       3,176,800
Falcons Lair Utility and Reclamation District COP,
  7.10%, Due 10/15/03                                5,855,000       5,964,781
Farmers Branch, Texas IDC IDR - Thermalloy, Inc.
  Project:
  6.29%, Due 4/24/00, Series A                         215,000         215,537
  6.29%, Due 4/24/00, Series B                         215,000         215,537
  6.29%, Due 4/24/01, Series A                         235,000         235,588
  6.29%, Due 4/24/01, Series B                         235,000         235,588
Harris County, Texas HFC MFHR - Bryant
  Development Project, 6.375%, Due 9/01/05             619,629         625,826
Hidalgo County, Texas Health Services Corporation
  Hospital Revenue - Mission Hospital, Inc. Project,
  5.75%, Due 8/15/01                                 1,355,000       1,392,263
Lancaster, Texas HFC MFHR - Intervest-Lancaster
  Project:
  6.12%, Due 6/15/04                                 2,925,000       2,932,313
  6.757%, Due 6/15/04                                  377,812         378,757
Mesquite, Texas HFC MFHR - GTR Associates -
  Prescott Place Apartments Project, 5.95%,
  Due 12/15/03:
  Series A                                           4,403,835       4,414,845
  Series B                                           1,467,945       1,471,615
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project:
  5.875%, Due 10/01/03                               1,385,000       1,405,775
  6.375%, Due 10/01/11                               2,735,000       2,799,956
Robstown, Texas Combination Tax and Limited
  Pledge Revenue COP, 7.75%, Due 10/01/12              530,000         575,050
                                                                   -----------
                                                                    26,040,231
UTAH 2.3%
Eagle Mountain, Utah Water and Sewer Revenue
  BAN, 5.375%, Due 9/01/01                           4,910,000       4,928,412

WASHINGTON 3.9%
Seattle, Washington Solid Waste Revenue
  Refunding, 4.75%, Due 8/01/00 (b)                  2,930,000       2,992,263
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project, 6.25%,
  Due 12/01/11                                       1,510,000       1,562,850

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)              AUGUST 31, 1998
-------------------------------------------------------------------------------
===============================================================================
               STRONG SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Washington Health Care Facilities Authority
  Revenue - Sisters of Providence, 5.375%,
  Due 10/01/00                                      $3,500,000    $  3,613,750
                                                                  ------------
                                                                     8,168,863
WISCONSIN 0.1%
Wisconsin Rapids, Wisconsin GO, 6.10%,
  Due 9/01/99                                          225,000         227,599
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $162,980,945)                          168,684,937
------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 13.8%
ARIZONA 1.3%
Scottsdale, Arizona IDA First Mortgage Revenue
  Refunding - Westminster Village, Inc. Project,
  5.50%, Due 6/01/17 (Putable at $100 and Rate
  Reset Effective 12/01/99)                          2,600,000       2,635,724

CALIFORNIA 1.0%
Sacramento County, California MFHR Refunding -
  Fairways II Apartments Project, 5.35%,
  Due 8/01/25 (Mandatory Put at $100 on 8/01/05)     1,935,000       2,017,237

GEORGIA 2.7%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR Refunding - Ford Factory
  Square Apartments Project, 6.00%, Due 12/01/30
  (Mandatory Put at $100 on 12/01/02)                5,655,000       5,711,550

MISSOURI 0.6%
St. Louis County, Missouri IDA MFHR Refunding -
  Heatherbrook Gardens Project, 5.10%, Due 3/01/05
  (Mandatory Put at $100 on 3/01/02)                 1,320,000       1,349,700

SOUTH CAROLINA 1.2%
South Carolina Jobs EDA EDR Refunding, 5.20%,
  Due 11/15/28 (Putable at $100 and Rate Reset
  Effective 11/15/03) (b)                            2,455,000       2,455,000

TEXAS 2.7%
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, 6.375%, Due 9/01/07
  (Putable at $100 and Rate Reset Effective
  11/01/01)                                          1,450,000       1,498,937
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, Series A, 6.375%, Due
  9/01/07 (Putable at $100 and Rate Reset Effective
  11/01/01)                                          4,130,000       4,269,388
                                                                  ------------
                                                                     5,768,325
VIRGINIA 4.3%
James City County, Virginia IDA Residential Care
  Facility First Mortgage Revenue - Williamsburg
  Landing, Inc. Project, 5.75%, Due 3/01/26
  (Putable at $100 and Rate Reset Effective 9/01/01) 3,000,000       3,026,310
Prince William County, Virginia IDA Residential
  Care Facility First Mortgage Revenue -
  Westminster Presbyterian Retirement Project,
  6.00%, Due 1/01/25 (Putable at $100 and Rate
  Reset Effective 1/01/03)                           6,000,000       6,031,380
                                                                  ------------
                                                                     9,057,690
------------------------------------------------------------------------------
TOTAL VARIABLE RATE PUT BONDS (COST $28,550,527)                    28,995,226
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.7%
MUNICIPAL BONDS 1.7%
FLORIDA 0.3%
Duval County, Florida School District GO
  Refunding, 5.50%, Due 8/01/99                        535,000         543,672

ILLINOIS 0.1%
Collinsville, Illinois Madison County IDR Refunding -
  Drury Inn-Collinsville Project, 5.25%,
  Due 11/01/98                                         260,000         260,465

NEW MEXICO 0.2%
New Mexico Educational Assistance Foundation
  Student Loan Revenue, 4.40%, Due 12/01/98            515,000         515,366

OHIO 0.1%
Wood County, Ohio IDR - Abbey Etna Machine
  Company Project, 7.55%, Due 7/01/99                  145,000         147,771

TEXAS 0.8%
Brazos, Texas Higher Education Authority, Inc.
  Student Loan Revenue Refunding, 6.50%,
  Due 3/01/99                                        1,345,000       1,359,970
Farmers Branch, Texas IDC IDR - Thermalloy, Inc.
  Project, 6.29%, Due 4/24/99
  Series A                                             195,000         195,488
  Series B                                             195,000         195,488
                                                                  ------------
                                                                     1,750,946
WISCONSIN 0.2%
Glendale, Wisconsin IDR - Autorol Corporation Project:
  7.00%, Due 9/30/98                                   100,000         100,253
  7.50%, Due 9/30/98                                   250,000         250,722
                                                                  ------------
                                                                       350,975
                                                                  ------------
Total Municipal Bonds                                                3,569,195

ANNUAL VARIABLE RATE PUT BONDS 3.6%
ILLINOIS 1.8%
Peoria County, Illinois Congregate Care Revenue -
  St. Francis Woods Project, 5.625%, Due 4/01/99     3,775,000       3,794,026

MISSOURI 1.8%
Jackson County, Missouri IDA MFHR - Pine Valley
  Apartments Project, 5.625%, Due 3/01/99            3,825,000       3,841,715
                                                                  ------------
Total Annual Variable Rate Put Bonds                                 7,635,741

DAILY VARIABLE RATE PUT BONDS 0.6%
CALIFORNIA
Los Angeles County, California IDA IDR - Walter
  and Howard Lim Project, 4.20%, Due 9/01/98         1,250,000       1,250,000

CORPORATE NOTES 1.5%
Water Quality Management Corporation, Series 98
  Taxable, 5.50%, 8/15/99                            3,250,000       3,206,288

MUNICIPAL MONEY MARKET FUNDS 2.3%
MULTIPLE STATES
Strong Municipal Money Market Fund (d)               4,900,000       4,900,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $20,505,864)                     20,561,224
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $212,037,336) 103.5%         218,241,387
Other Assets and Liabilities, Net (3.5%)                            (7,446,787)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $210,794,600
==============================================================================

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) All or a portion of security is when-issued.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Affiliated issuer (see note 6 of notes to financial statements).

Percentages are stated as a percent of net assets.

Maturity date represents actual maturity or the longer of the next put date or interest adjustment date.

See notes to financial statements.


ABBREVIATIONS
-------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN       -- Bond Anticipation Notes
CDA       -- Commercial Development Authority
CDR       -- Commercial Development Revenue
COP       -- Certificates of Participation
DFA       -- Development Finance Authority
EDA       -- Economic Development Authority
EDC       -- Economic Development Corporation
EDFA      -- Economic Development Finance Authority
EDR       -- Economic Development Revenue
EFA       -- Educational Facilities Authority
EXTRAS    -- Extendable Rate Adjustable Securities
GO        -- General Obligation
HDA       -- Housing Development Authority
HDC       -- Housing Development Corporation
HFA       -- Housing Finance Authority
HFC       -- Housing Finance Corporation
IBA       -- Industrial Building Authority
IBR       -- Industrial Building Revenue
IDA       -- Industrial Development Authority
IDB       -- Industrial Development Board
IDC       -- Industrial Development Corporation
IDFA      -- Industrial Development Finance Authority
IDR       -- Industrial Development Revenue
IFA       -- Investment Finance Authority
MFHR      -- Multi-Family Housing Revenue
MFMR      -- Multi-Family Mortgage Revenue
PCR       -- Pollution Control Revenue
RAN       -- Revenue Anticipation Notes
SFHR      -- Single Family Housing Revenue
SFMR      -- Single Family Mortgage Revenue
TAN       -- Tax Anticipation Notes
TRAN      -- Tax and Revenue Anticipation Notes

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------
August 31, 1998

                                                   (In Thousands, Except Per Share Amounts)
                                                     STRONG HIGH-YIELD     STRONG MUNICIPAL
                                                    MUNICIPAL BOND FUND        BOND FUND
                                                    -------------------    ----------------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $631,358 and
    $268,343, respectively)                              $660,361               $287,342
    Affiliated Issuers (Cost of $52,800 and
    $3,000, respectively)                                  52,800                  3,000
  Receivable for Securities Sold                            2,989                  3,153
  Receivable for Fund Shares Sold                             935                     --
  Interest and Dividends Receivable                        10,350                  4,225
  Other Assets                                                182                    299
                                                         --------               --------
  Total Assets                                            727,617                298,019

LIABILITIES:
  Payable for Securities Purchased                         56,276                  9,945
  Payable for Fund Shares Redeemed                          1,050                     --
  Dividends Payable                                         2,891                  1,144
  Accrued Operating Expenses and Other Liabilities            134                     16
                                                         --------               --------
  Total Liabilities                                        60,351                 11,105
                                                         --------               --------
NET ASSETS                                               $667,266               $286,914
                                                         ========               ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)          $638,035               $296,530
  Undistributed Net Realized Gain (Loss)                      675                (28,615)
  Net Unrealized Appreciation                              28,556                 18,999
                                                         --------               --------
  Net Assets                                             $667,266               $286,914
                                                         ========               ========
Capital Shares Outstanding (Unlimited Number Authorized)   63,418                 28,815

NET ASSET VALUE PER SHARE                                  $10.52                  $9.96
                                                           ======                  =====


                                                    STRONG SHORT-TERM
                                                        HIGH YIELD         STRONG SHORT-TERM
                                                      MUNICIPAL FUND      MUNICIPAL BOND FUND
                                                    -----------------     -------------------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $105,106 and
    $207,137, respectively)                              $105,649               $213,341
    Affiliated Issuers (Cost of $4,700 and $4,900,
    respectively)                                           4,700                  4,900
  Receivable for Securities Sold                              302                  2,475
  Receivable for Fund Shares Sold                               7                    184
  Interest and Dividends Receivable                         1,487                  3,476
  Other Assets                                                314                    124
                                                         --------               --------
  Total Assets                                            112,459                224,500

LIABILITIES:
  Payable for Securities Purchased                         11,471                 12,909
  Dividends Payable                                           298                    783
  Accrued Operating Expenses and Other Liabilities             53                     13
                                                         --------               --------
  Total Liabilities                                        11,822                 13,705
                                                         --------               --------
NET ASSETS                                               $100,637               $210,795
                                                         ========               ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)          $100,177               $217,141
  Accumulated Net Realized Loss                               (83)               (12,550)
  Net Unrealized Appreciation                                 543                  6,204
                                                         --------               --------
  Net Assets                                             $100,637               $210,795
                                                         ========               ========
Capital Shares Outstanding (Unlimited Number Authorized)    9,895                 21,193

NET ASSET VALUE PER SHARE                                  $10.17                  $9.95
                                                           ======                  =====

24

                      See notes to financial statements.

STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------
For the Year Ended August 31, 1998 (Note 1)

                                                                 (In Thousands)
                                                     STRONG HIGH-YIELD     STRONG MUNICIPAL
                                                    MUNICIPAL BOND FUND        BOND FUND
                                                    -------------------    ----------------
INCOME:
  Interest                                                $31,984               $15,074
  Dividends - Affiliated Issuers                              444                    92
                                                          -------               -------
  Total Income                                             32,428                15,166

EXPENSES:
  Investment Advisory Fees                                  2,990                 1,525
  Custodian Fees                                               22                     9
  Shareholder Servicing Costs                                 274                   246
  Other                                                       265                   114
                                                          -------               -------
  Total Expenses                                            3,551                 1,894
                                                          -------               -------
NET INVESTMENT INCOME                                      28,877                13,272

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                             3,187                 3,136
    Futures Contracts                                      (1,079)                  (45)
                                                          -------               -------
    Net Realized Gain                                       2,108                 3,091
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                            17,155                 7,968
    Futures Contracts                                        (447)                   --
                                                          -------               -------
    Net Change in Unrealized Appreciation/Depreciation     16,708                 7,968
                                                          -------               -------
NET GAIN                                                   18,816                11,059
                                                          -------               -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $47,693               $24,331
                                                          =======               =======


                                                    STRONG SHORT-TERM
                                                        HIGH YIELD         STRONG SHORT-TERM
                                                      MUNICIPAL FUND      MUNICIPAL BOND FUND
                                                    -----------------     -------------------
INCOME:
  Interest                                                 $1,719               $10,406
  Dividends - Affiliated Issuers                               47                   105
                                                           ------               -------
  Total Income                                              1,766                10,511

EXPENSES:
  Investment Advisory Fees                                    188                   943
  Custodian Fees                                               11                     8
  Shareholder Servicing Costs                                  22                   150
  Federal and State Registration Fees                          71                    51
  Other                                                        25                    49
                                                           ------               -------
  Total Expenses before Waivers and Absorptions               317                 1,201
  Voluntary Expense Waivers and Absorptions by Advisor       (194)                   --
                                                           ------               -------
  Expenses, Net                                               123                 1,201
                                                           ------               -------
NET INVESTMENT INCOME                                       1,643                 9,310

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                               (83)                   51
    Futures Contracts                                          --                  (319)
                                                           ------               -------
    Net Realized Loss                                         (83)                 (268)
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                               543                 2,502
    Futures Contracts                                          --                   116
                                                           ------               -------
    Net Change in Unrealized Appreciation/Depreciation        543                 2,618
                                                           ------               -------
NET GAIN                                                      460                 2,350
                                                           ------               -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $2,103               $11,660
                                                           ======               =======

                                                                                       25

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------
                                                          (In Thousands)
                                          STRONG HIGH-YIELD             STRONG MUNICIPAL
                                         MUNICIPAL BOND FUND                BOND FUND
                                    ----------------------------  ----------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    AUG. 31, 1998  AUG. 31, 1997  AUG. 31, 1998  AUG. 31, 1997
                                    -------------  -------------  -------------  -------------
OPERATIONS:
  Net Investment Income                $ 28,877       $ 17,258       $ 13,272       $ 12,625
  Net Realized Gain (Loss)                2,108          5,612          3,091         (2,375)
  Net Change in Unrealized
    Appreciation/Depreciation            16,708         12,919          7,968         15,504
                                       --------       --------       --------       --------
  Net Increase in Net Assets
    Resulting from Operations            47,693         35,789         24,331         25,754

DISTRIBUTIONS:
  From Net Investment Income            (28,877)       (17,258)       (13,272)       (12,625)
  From Net Realized Gains                  (743)            --             --             --
                                       --------       --------       --------       --------
  Total Distributions                   (29,620)       (17,258)       (13,272)       (12,625)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold             513,592        262,534        134,471         47,584
  Proceeds from Reinvestment of
    Distributions                        21,163         12,353         10,102          9,701
  Payment for Shares Redeemed          (247,044)      (169,577)      (100,839)       (85,630)
                                       --------       --------       --------       --------
  Increase (Decrease) in Net Assets
    from Capital Share Transactions     287,711        105,310         43,734        (28,345)
                                       --------       --------       --------       --------
TOTAL INCREASE(DECREASE) IN NET ASSETS  305,784        123,841         54,793        (15,216)

NET ASSETS:
  Beginning of Period                   361,482        237,641        232,121        247,337
                                       --------       --------       --------       --------
  End of Period                        $667,266       $361,482       $286,914       $232,121
                                       ========       ========       ========       ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                   49,323         26,701         13,683          5,134
  Issued in Reinvestment of
    Distributions                         2,036          1,264          1,033          1,052
  Redeemed                              (23,751)       (17,300)       (10,296)        (9,293)
                                         ------         ------         ------          -----
  Net Increase (Decrease) in Shares of
    the Fund                             27,608         10,665          4,420         (3,107)
                                         ======         ======         ======          =====

                                              STRONG SHORT-TERM
                                                  HIGH YIELD            STRONG SHORT-TERM
                                                MUNICIPAL FUND         MUNICIPAL BOND FUND
                                              -----------------   ----------------------------
                                                  YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                AUG. 31, 1998     AUG. 31, 1998  AUG. 31, 1997
                                              -----------------   -------------  -------------
                                                   (NOTE 1)
OPERATIONS:
  Net Investment Income                            $  1,643          $  9,310       $  7,326
  Net Realized Loss                                     (83)             (268)          (740)
  Net Change in Unrealized Appreciation/Depreciation    543             2,618          2,965
                                                   --------          --------       --------
  Net Increase in Net Assets Resulting from
    Operations                                        2,103            11,660          9,551
                                                   --------          --------       --------
DISTRIBUTIONS FROM NET INVESTMENT INCOME             (1,643)           (9,310)        (7,326)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                         124,691           167,477         96,449
  Proceeds from Reinvestment of Distributions           971             7,757          5,990
  Payment for Shares Redeemed                       (25,485)         (131,741)       (76,061)
                                                   --------          --------       --------
  Increase in Net Assets from Capital Share
    Transactions                                    100,177            43,493         26,378
                                                   --------          --------       --------
TOTAL INCREASE IN NET ASSETS                        100,637            45,843         28,603

NET ASSETS:
  Beginning of Period                                    --           164,952        136,349
                                                   --------          --------       --------
  End of Period                                    $100,637          $210,795       $164,952
                                                   ========          ========       ========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                               12,315            16,920          9,881
  Issued in Reinvestment of Distributions                96               784            615
  Redeemed                                           (2,516)          (13,308)        (7,801)
                                                     ------            ------          -----
  Net Increase in Shares of the Fund                  9,895             4,396          2,695
                                                     ======            ======          =====

26

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1998

1. ORGANIZATION
   The accompanying financial statements represent the Strong Municipal Income Funds, which include the following diversified, open-end management investment companies registered under the Investment Company Act of 1940:
   - Strong High-Yield Municipal Bond Fund, Inc.
   - Strong Municipal Bond Fund, Inc.
   - Strong Short-Term High Yield Municipal Fund (a series of Strong Municipal Funds, Inc.)
   - Strong Short-Term Municipal Bond Fund, Inc.
   The inception date for Strong Short-Term High Yield Municipal Fund is November 30, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

  (A) Security Valuation -- Securities of the Funds for which market quotations are readily available are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.
      Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

      The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at August 31, 1998.

  (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

      The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

  (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (E) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------
August 31, 1998

  (F) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

  (G) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  (H) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of average daily net assets: Strong Short-Term Municipal Bond Fund 0.50%, Strong Municipal Bond Fund, Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund 0.60%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   Certain information regarding related party transactions for the year ended August 31, 1998, is as follows:

                                               PAYABLE TO      OTHER SHAREHOLDER  UNAFFILIATED
                                               ADVISOR AT     SERVICING EXPENSES   DIRECTORS'
                                             AUGUST 31, 1998    PAID TO ADVISOR       FEES
                                             ---------------  ------------------  ------------
   Strong High-Yield Municipal Bond Fund         $11,330            $9,999           $5,422
   Strong Municipal Bond Fund                      2,777             4,059            3,916
   Strong Short-Term High Yield Municipal Fund     7,193               174            1,125
   Strong Short-Term Municipal Bond Fund           2,710             2,029            3,227

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the year ended August 31, 1998, were as follows:
                                                  PURCHASES          SALES
                                                ------------     ------------
   Strong High-Yield Municipal Bond Fund        $625,706,996     $341,999,876
   Strong Municipal Bond Fund                    193,553,857      150,388,786
   Strong Short-Term High Yield Municipal Fund    97,445,296        3,851,075
   Strong Short-Term Municipal Bond Fund          77,132,053       27,440,095

--------------------------------------------------------------------------------

5. INCOME TAX INFORMATION
   At August 31, 1998, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:

                                               FEDERAL TAX   UNREALIZED     UNREALIZED        NET        CAPITAL LOSS
                                                  COST      APPRECIATION   DEPRECIATION   APPRECIATION    CARRYOVERS
                                              ------------  ------------   ------------   ------------   ------------
   Strong High-Yield Municipal Bond Fund      $684,182,212   $34,535,015    $5,556,321     $28,978,694    $        --
   Strong Municipal Bond Fund                  271,445,664    18,900,963         4,375      18,896,588     28,512,902
   Strong Short-Term High Yield Municipal Fund 109,806,235       562,300        19,681         542,619         82,846
   Strong Short-Term Municipal Bond Fund       212,037,935     6,211,765         8,313       6,203,452     12,549,981

6. INVESTMENTS IN AFFILIATES
   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended August 31, 1998 is as follows:

                                             BALANCE OF                                   BALANCE OF                   DIVIDEND
                                               SHARES           GROSS       GROSS SALES     SHARES        VALUE         INCOME
                                                HELD          PURCHASES         AND          HELD        AUG. 31,   SEPT. 1, 1997 -
                                            SEPT. 1, 1997   AND ADDITIONS   REDUCTIONS   AUG. 31, 1998     1998      AUG. 31, 1998
                                            -------------   -------------   ----------   -------------   --------   ---------------
   Strong High-Yield Municipal Bond Fund
   -------------------------------------
   Strong Municipal Money Market Fund            --          181,500,000   (128,700,000)   52,800,000   $52,800,000     $443,605

   Strong Municipal Bond Fund
   --------------------------
   Strong Municipal Money Market Fund            --           77,300,000    (74,300,000)    3,000,000     3,000,000       91,601

   Strong Short-Term High Yield Municipal Fund
   -------------------------------------------
   Strong Municipal Money Market Fund            --           11,150,000     (6,450,000)    4,700,000     4,700,000       47,300

   Strong Short-Term Municipal Bond Fund
   -------------------------------------
   Strong Municipal Money Market Fund            --           57,300,000    (52,400,000)    4,900,000     4,900,000      105,482

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------

STRONG HIGH-YIELD MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------
                                                    SELECTED PER-SHARE DATA(a)
               -------------------------------------------------------------------------------------------------
                            INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                          --------------------------------------  ------------------------------------
                                       Net Realized
               Net Asset              and Unrealized    Total                                          Net Asset
                 Value,      Net          Gains          from      From Net    From Net                  Value,
               Beginning  Investment   (Losses) on    Investment  Investment   Realized      Total       End of
Period Ended   of Period    Income     Investments    Operations    Income(b)    Gains   Distributions   Period
Aug. 31, 1998    $10.09      $0.59        $0.45         $1.04       ($0.59)     ($0.02)     ($0.61)      $10.52
Aug. 31, 1997      9.45       0.61         0.64          1.25        (0.61)         --       (0.61)       10.09
Aug. 31, 1996(c)   9.91       0.44        (0.46)        (0.02)       (0.44)         --       (0.44)        9.45
Dec. 31, 1995      9.29       0.69         0.62          1.31        (0.69)         --       (0.69)        9.91
Dec. 31, 1994     10.10       0.71        (0.81)        (0.10)       (0.71)         --       (0.71)        9.29
Dec. 31, 1993(d)  10.00       0.16         0.10          0.26        (0.16)         --       (0.16)       10.10

                                       RATIOS AND SUPPLEMENTAL DATA
               ----------------------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                           Assets,    Ratio of    to Average Net     Investment
                           End of     Expenses    Assets Without       Income     Portfolio
                  Total  Period (In  to Average    Waivers and       to Average    Turnover
 Period Ended    Return   Millions)  Net Assets    Absorptions       Net Assets      Rate
Aug. 31, 1998    +10.5%     $667        0.7%          0.7%              5.7%         66.5%
Aug. 31, 1997    +13.6%      361        0.7%          0.7%              6.2%         92.1%
Aug. 31, 1996(c)  -0.1%      238        0.7%*         0.7%*             6.9%*       106.8%
Dec. 31, 1995    +14.6%      267        0.4%          0.8%              7.1%        113.8%
Dec. 31, 1994     -1.0%      108        0.0%          0.8%              7.5%        198.1%
Dec. 31, 1993(d)  +2.7%       21        0.0%*         1.1%*             6.8%*        28.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) For the period ended August 31, 1996.  Total return and portfolio turnover rate are not annualized.
(d) Inception date is October 1, 1993.  Total return and portfolio turnover rate are not annualized.

STRONG MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------
                                                   SELECTED PER-SHARE DATA(a)
              ---------------------------------------------------------------------------------------------------
                         INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                        ----------------------------------- --------------------------------------------
                                    Net Realized
              Net Asset            and Unrealized  Total               In Excess                        Net Asset
                Value,     Net          Gains       from     From Net    of Net   From Net               Value,
              Beginning Investment  (Losses) on  Investment Investment Investment Realized     Total     End of
 Period Ended of Period   Income    Investments  Operations   Income(b)  Income     Gains  Distributions Period
Aug. 31, 1998   $ 9.52    $0.51        $0.44       $0.95      ($0.51)        --        --     ($0.51)    $ 9.96
Aug. 31, 1997     8.99     0.50         0.53        1.03       (0.50)        --        --      (0.50)      9.52
Aug. 31, 1996(c)  9.52     0.33        (0.53)      (0.20)      (0.33)        --        --      (0.33)      8.99
Dec. 31, 1995     9.23     0.52         0.51        1.03       (0.54)    ($0.20)       --      (0.74)      9.52
Dec. 31, 1994    10.25     0.56        (1.02)      (0.46)      (0.56)        --        --      (0.56)      9.23
Dec. 31, 1993    10.00     0.58         0.57        1.15       (0.58)        --    ($0.32)     (0.90)     10.25

                                       RATIOS AND SUPPLEMENTAL DATA
               ----------------------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                           Assets,    Ratio of    to Average Net     Investment
                           End of     Expenses    Assets Without       Income     Portfolio
                  Total  Period (In  to Average    Waivers and       to Average    Turnover
 Period Ended    Return   Millions)  Net Assets    Absorptions       Net Assets      Rate
Aug. 31, 1998    +10.1%     $287        0.7%          0.7%              5.2%         58.5%
Aug. 31, 1997    +11.8%      232        0.8%          0.8%              5.4%         85.0%
Aug. 31, 1996(c) - 2.1%      247        0.8%*         0.8%*             5.4%*       172.9%
Dec. 31, 1995    +11.4%      247        0.8%          0.8%              5.4%        513.8%
Dec. 31, 1994    - 4.6%      280        0.8%          0.8%              5.8%        311.0%
Dec. 31, 1993    +11.8%      399        0.7%          0.8%              5.6%        156.7%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) For the period ended August 31, 1996.  Total return and portfolio turnover rate are not annualized.

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
-----------------------------------------------------------------------------------------------------------
                                                SELECTED PER-SHARE DATA(a)
                 -----------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                            --------------------------------------  ---------------------------
                 Net Asset               Net Realized     Total                                  Net Asset
                   Value,       Net     and Unrealized     from      From Net                     Value,
                 Beginning  Investment     Gains on     Investment  Investment        Total       End of
Period Ended     of Period    Income      Investments   Operations    Income (b)  Distributions   Period
Aug. 31, 1998(c)  $10.00       $0.37         $0.17         $0.54      ($0.37)        ($0.37)      $10.17

                                       RATIOS AND SUPPLEMENTAL DATA
               ----------------------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                           Assets,    Ratio of    to Average Net     Investment
                           End of     Expenses    Assets Without       Income     Portfolio
                  Total  Period (In  to Average    Waivers and       to Average    Turnover
 Period Ended    Return   Millions)  Net Assets    Absorptions       Net Assets      Rate
Aug. 31, 1998(c) +5.5%      $101        0.4%*         1.0%*             5.0%*        8.1%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) For the period from November 30, 1997 (inception) to August 31, 1998.  Total return and portfolio turnover rate are not annualized.

----------------------------------------------------------------------------------------------------------------

STRONG SHORT-TERM MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------
                                                    SELECTED PER-SHARE DATA(a)
               -------------------------------------------------------------------------------------------------
                            INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                          --------------------------------------  ------------------------------------
                                       Net Realized
               Net Asset              and Unrealized    Total                                          Net Asset
                 Value,      Net          Gains          from      From Net    From Net                  Value,
               Beginning  Investment   (Losses) on    Investment  Investment   Realized      Total       End of
Period Ended   of Period    Income     Investments    Operations    Income(b)    Gains   Distributions   Period
Aug. 31, 1998    $ 9.82      $0.48        $0.13         $0.61       ($0.48)         --      ($0.48)      $ 9.95
Aug. 31, 1997      9.67       0.49         0.15          0.64        (0.49)         --       (0.49)        9.82
Aug. 31, 1996(c)   9.77       0.33        (0.10)         0.23        (0.33)         --       (0.33)        9.67
Dec. 31, 1995      9.73       0.47         0.04          0.51        (0.47)         --       (0.47)        9.77
Dec. 31, 1994     10.36       0.45        (0.62)        (0.17)       (0.45)     ($0.01)      (0.46)        9.73
Dec. 31, 1993     10.20       0.44         0.23          0.67        (0.44)      (0.07)      (0.51)       10.36

                                       RATIOS AND SUPPLEMENTAL DATA
               ----------------------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                           Assets,    Ratio of    to Average Net     Investment
                           End of     Expenses    Assets Without       Income     Portfolio
                  Total  Period (In  to Average    Waivers and       to Average    Turnover
 Period Ended    Return   Millions)  Net Assets    Absorptions       Net Assets      Rate
Aug. 31, 1998    +6.3%      $211        0.6%          0.6%              4.8%         15.7%
Aug. 31, 1997    +6.7%       165        0.7%          0.7%              5.0%         26.2%
Aug. 31, 1996(c) +2.4%       136        0.7%*         0.7%*             5.1%*        38.0%
Dec. 31, 1995    +5.4%       133        0.8%          0.8%              4.8%        226.8%
Dec. 31, 1994    -1.6%       161        0.7%          0.7%              4.5%        273.2%
Dec. 31, 1993    +6.8%       216        0.6%          0.7%              4.2%        141.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) For the period ended August 31, 1996.  Total return and portfolio turnover rate are not annualized.

                                                                                               31


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Municipal Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong High-Yield Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc., Strong Short-Term High Yield Municipal Fund (one of the portfolios constituting the Strong Municipal Funds, Inc.) and Strong Short-Term Municipal Bond Fund, Inc. (all four of the portfolios collectively referred to herein as the "Strong Municipal Income Funds") at August 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
October 7, 1998

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                            PricewaterhouseCoopers LLP
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







                               [PICTURE OF TELEPHONE]
                           To order a free prospectus kit,
                                 CALL 1-800-368-1030

                            To learn more about our funds,
                             discuss an existing account,
                              or conduct a transaction,
                                 CALL 1-800-368-3863
                                 -------------------

                                    If you are a
                               Financial Professional,
                                 CALL 1-800-368-1683

                      [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                   Strong On-line
                                www.strong-funds.com




                                    [STRONG LOGO]

                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 9293J98             98AMUN